UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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HEAT BIOLOGICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

August 3, 2021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Heat Biologics, Inc.:

We hereby notify you that the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting” or “Annual Meeting”) of Heat Biologics, Inc., a Delaware corporation (the “Company”), will be held on September 15, 2021 beginning at 10:00 a.m. Eastern Time, at the Company’s offices, 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, for the following purposes:

(1)	to elect the four (4) nominees for director named herein to our Board of Directors (the “Board of Directors”) to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualified;
(2)	to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2021;
(3)	to approve the Company’s 2021 Employee Stock Purchase Plan;
(4)	to approve the Company’s 2021 Subsidiaries Stock Incentive Plan; and
(5)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on July 21, 2021 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2021 Annual Meeting. The list of the stockholders of record as of the close of business on July 21, 2021 will be made available for inspection at the meeting and will be available for the ten days preceding the meeting at the Company’s offices located at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 15, 2021

On or about August 6, 2021, we will begin mailing this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS AND SUCH MATERIALS WILL BE SENT TO YOU.

By order of the Board of Directors, Jeffrey Wolf Chairman, Chief Executive Officer and President

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on September 15, 2021

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0002 par value per share, of Heat Biologics, Inc., a Delaware corporation (referred to as “Heat,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Heat (the “Board of Directors”) of proxies to be voted at our 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting” or “Annual Meeting”) to be held on September 15, 2021, beginning at 10:00 a.m., Eastern Time at Heat’s offices located at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, and at any adjournment or postponement of our 2021 Annual Meeting.

The purpose of the 2021 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting. The Board of Directors knows of no other business that will come before the 2021 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the four (4) nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2021; (3) FOR the approval of the Company’s 2021 Employee Stock Purchase Plan (the “ESPP”); and (4) FOR the approval of the Company’s 2021 Subsidiaries Stock Incentive Plan (the “SSIP”).

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2021 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the record date. Such evidence of ownership can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2021 Annual Meeting, you will be required to present proof of your ownership of our common stock on the record date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2021 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2021 Annual Meeting.

Information on how to obtain directions to attend the 2021 Annual Meeting is available at: www.heatbio.com.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with Heat’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by Heat. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2021 Annual Meeting. If you choose to have your shares voted by proxy, you may submit a proxy by using the internet (please visit www.proxyvote.com and follow the instructions), by telephone, or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2021 Annual Meeting in accordance with your instructions.

Submit a Proxy by Mail

If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a proxy by Internet or Telephone

If you choose to submit a proxy by internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by telephone call 1-800-690-6903 and follow the instructions. Your internet or telephonic vote must be received by 11:59 p.m. Eastern Time on September 14, 2021 to be counted.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and this proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2021 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2021 Annual Meeting, you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

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Voting at the Annual Meeting

Submitting a proxy by mail, internet or telephone will not limit your right to vote at the 2021 Annual Meeting if you decide to attend in person.

ADDITIONAL INFORMATION ABOUT VOTING

Q:	What information is contained in the proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the 2021 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.heatbio.com.

Q:	What items of business will be voted on at the 2021 Annual Meeting?

A:	The four (4) items of business scheduled to be voted on at the 2021 Annual Meeting are: (1) the election of the four (4) nominees named herein as directors; (2) the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending on December 31, 2021; (3) the approval of the ESPP; and (4) the approval of the SSIP. We will also consider any other business that properly comes before the 2021 Annual Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares (1) FOR each of the nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending on December 31, 2021; (3) FOR the approval of the ESPP; and (4) FOR the approval of the SSIP.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on July 21, 2021, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q.	How may I vote?

A.	You may either vote FOR all four of the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. With respect to Proposals 2, 3 and, you may vote FOR, AGAINST, or ABSTAIN.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder. If your shares are registered directly in your name on the books of Heat maintained with Heat’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “record holder” of those shares, and the proxy statement is sent directly to you by Heat. As the stockholder of record, you have the right to directly grant your voting proxy or to directly vote in person at the 2021 Annual Meeting.

Beneficial Owner of Shares Held in Street Name. If your shares are held, not in your name, but rather in an account at a stock brokerage firm, bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2021 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2021 Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker, and you do not give instructions to your broker, bank or other nominee on how to vote, your broker, bank or other nominee will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. The uncontested election of directors, the approval of the ESPP and the approval of the SSIP are not considered routine matters; and, therefore, brokers, banks and other nominees do not have the discretion to vote on those proposals. If you hold your shares in street name and you do not instruct your broker how to vote on these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

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Q:	Can I change my vote or revoke my proxy?

A:

You may change your vote or revoke your proxy at any time before the final vote at the 2021 Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Heat Biologics, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560; (2) submit a later-dated proxy (either by mail, internet or telephone), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the 2021 Annual Meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request.

For shares you hold beneficially, you should follow the instructions provided by your broker, bank or nominee.

Q:	Who can help answer my questions?

A:	If you have any questions about the 2021 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Heat Biologics, Inc., at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560 or by phone at (919) 240-7133.

Q:	How are votes counted?

A:	In the election of directors, you may vote FOR all of the four (4) nominees named herein or you may direct your vote to be WITHHELD with respect to any one or more of the four nominees.

If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and you submit your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the four (4) nominees for election to the Board of Directors; (2) FOR the ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2021; (3) FOR the approval of the ESPP; and (4) FOR the approval of the SSIP. If you are beneficial owner, please follow the instruction provided to you by your broker, bank or other nominee. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted in accordance with the recommendation of the Board of Directors. If you are a beneficial owner, please follow the instruction provided to you by your broker, bank or other nominee.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one third of our shares of common stock outstanding and entitled to vote on July 21, 2021 are necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or, in the case of a beneficial owner, one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2021 Annual Meeting. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the meeting or the stockholders entitled to vote at the meeting present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Q:	What is the voting requirement to approve each of the proposals?

A:	For Proposal 1 (the election of directors), the four (4) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present in person or represented by proxy at the 2021 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR will affect the outcome. Abstentions, withheld votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2, which relates to the ratification of the appointment of BDO, as our independent registered public accounting firm for the year ending December 31, 2021, must receive FOR votes from the holders of a majority of the votes cast at the 2021 Annual Meeting. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes will not exist for this matter. This vote is advisory, and therefore is not binding on us, the Audit Committee or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be approved, Proposal 3, which relates to the approval of the Company’s 2021 Employee Stock Purchase Plan, must receive FOR votes from the holders of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

To be approved, Proposal 4, which relates to the approval of the Company’s 2021 Subsidiaries Stock Incentive Plan, must receive FOR votes from the holders of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

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If your shares are held in “street name” and you do not indicate how you wish to vote, your broker or nominee is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2021 Annual Meeting is Proposal 2. If you do not direct your broker how to vote for Proposal 2 your broker may exercise discretion and your broker may vote your shares on that proposal in its discretion. Therefore, it is important that you provide voting instructions to your broker or other nominee, if you wish to determine the voting of your shares for Proposal 2. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in Proposal 1 or how to vote for Proposals 3 and 4 your broker may not exercise discretion and may not vote your shares on that proposal.

We recommend you to vote FOR all four (4) nominees and FOR the other three (3) proposals.

Q:	What should I do if I receive more than one proxy statement?

A:	You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2021 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2021 Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the 2021 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2021 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2021 Annual Meeting?

A:	Other than the four (4) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2021 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Jeffrey Wolf, our Chief Executive Officer, and Mr. William Ostrander, our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2021 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock that is issued and outstanding as of the close of business on July 21, 2021, the record date, is entitled to be voted on all items being voted on at the 2021 Annual Meeting, with each share being entitled to one vote on each matter. As of the record date, July 21, 2021, 25,397,376 shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Heat or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2021 Annual Meeting?

A:	The Board of Directors is making this solicitation on behalf of Heat, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. In addition, we have retained D. F. King & Co., Inc. to aid in the solicitation of proxies for this year. We will pay D. F. King & Co., Inc. fees of not more than $7,500 plus expense reimbursement for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact (800) 628-8532 with any questions you may have regarding our proposals.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:	To be considered for inclusion in next year’s proxy materials pursuant to SEC Rule 14a-8, your proposal must be submitted in writing by April 5, 2022, to the attention of the Corporate Secretary of Heat Biologics, Inc. at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560 and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). See also “Stockholder Proposals for the 2022 Annual Meeting” elsewhere in this proxy statement. If you wish to submit a proposal (including a director nomination) at the meeting, you must do so in accordance with Heat’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.

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Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2022 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2022 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. However, if we hold the 2022 Annual Meeting on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2022 Annual Meeting is first made by the Company. In addition, the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal that such stockholder intends to present at the 2022 Annual Meeting. See “Stockholder Proposals for the 2022 Annual Meeting” included elsewhere in this proxy statement for additional information regarding stockholder proposals and director nominations at the 2022 Heat Biologics, Inc. Annual Meeting of Stockholders.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Served as a Director Since
Jeffrey Wolf	58	Chairman of the Board of Directors, Chief Executive Officer and President	2008
John Monahan, Ph.D.	74	Director	2009
John K.A. Prendergast, Ph.D.	67	Director (Lead Director)	2016
Edward B. Smith, III	46	Director	2010

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION

OF EACH OF THESE NOMINEES

Currently, the Board of Directors consists of four (4) members: Jeffrey Wolf (Chairman), John Monahan, Ph.D., John K.A. Prendergast, Ph.D. (Lead Director) and Edward B. Smith, III. All of the current members have been nominated by the Board of Directors of Heat for the election as directors of Heat. The Board of Directors believes that it is in the best interests of Heat to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2021 Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of common stock for which they have been granted a proxy for the election of each of such replacement nominees. Directors elected at the Annual Meeting shall serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified.

The Board of Directors believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating and Governance Committee seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

DIRECTOR INDEPENDENCE

Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of our Audit, Compensation and Nominating and Governance Committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (2) be an affiliated person of the listed company or any of its subsidiaries.

The Board of Directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, the Board of Directors has determined that Dr. Monahan, Dr. Prendergast and Mr. Smith, representing three of our four directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq.

We currently have: (1) an Audit Committee comprised of Dr. Monahan, Dr. Prendergast and Mr. Smith, each of whom are deemed to be independent in accordance with the Nasdaq definition of independence and satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Dr. Prendergast and Mr. Smith each qualify as “audit committee financial experts” as that term is used in Item 407 of Regulation S-K; (2) a Compensation Committee comprised of Dr. Monahan, Dr. Prendergast, and Mr. Smith, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence and satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act; and (3) a Nominating and Governance Committee comprised of Dr. Monahan, Dr. Prendergast, and Mr. Smith, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence.

The Board of Directors annually determines the independence of directors based on a review by the directors and the Nominating and Governance Committee. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with us.

No director or executive officer is related by blood, marriage or adoption to any other director or executive officer.

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INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of the Company’s current nominees for election as directors:

Jeffrey Wolf, Chairman of the Board of Directors, Chief Executive Officer and President

Mr. Wolf has served our Chairman of the Board of Directors, Chief Executive Officer and President since our inception. He founded Heat in August 2008. Mr. Wolf served from June 1997 to March 2011, as managing director at Seed-One Ventures, LLC a venture firm focused on launching and growing exceptional healthcare companies from the ground up. Since founding Seed-One, Mr. Wolf has founded and run several biomedical companies. Mr. Wolf’s start-ups include Avigen, Inc., a gene therapy company where he was a co-founder and director; TyRx Pharma, a Princeton-based company focused on the development of bio-compatible polymers where he was a co-founder and Chairman and EluSys Therapeutics, a company focused on the development of novel technology to remove blood-borne pathogens where he was a co-founder, Chairman and Chief Executive Officer; and Generation One, a company focused on mobile-based collaborative care, where he was the founder, Chairman and Chief Executive Officer. Mr. Wolf received his M.B.A. from Stanford Business School, his J.D. from New York University School of Law and his B.A. from the University of Chicago, where he graduated with honors in Economics. Mr. Wolf serves as a director of several Seed-One portfolio companies and serves as a director of Synthetic Biologics, Inc., a clinical stage company developing therapeutics to protect the gut microbiome.

We selected Mr. Wolf to serve on our Board of Directors as our Chairman because he brings to the Board of Directors extensive knowledge of the pharmaceutical and biotechnology industries. Having served in senior corporate positions in several biomedical companies, he has a vast knowledge of the industry and brings to the board significant executive leadership and operational experience. His business experience provides him with a broad understanding of the operational, financial and strategic issues facing public companies and his service on other public company boards provides him with extensive corporate governance knowledge.

John Monahan, Ph.D., Director

Dr. Monahan has served on our Board of Directors since November 2009. Dr. Monahan Co-Founded Avigen Inc. in 1992, a pharmaceutical company. Over a 12 year period as CEO of Avigen he raised over $235M in several private and public financings including its IPO. From 1989 to 1992, he was VP of R&D at Somatix Therapy Corp., and from 1985 to 1989 he was Director of Molecular & Cell Biology at Triton Biosciences Inc. Prior to that, from 1982 to 1985, he was Research Group Chief, Department of Molecular Genetics, Hoffmann-LaRoche AG. and from 1975 to 1977 he was an instructor at Baylor College of Medicine located in Houston, Texas. He received his Ph.D. in Biochemistry in 1974 from McMaster University in Canada and his B.Sc. from University College in Dublin, Ireland in 1969. Dr. Monahan is a Scientific Advisory Board member of Agilis Biotherapeutics, LLC. Dr. Monahan currently is a board member of Synthetic Biologics, Inc., and served as a scientific advisory consultant to Synthetic Biologics, Inc. from 2015 to November 10, 2020, prior to his appointment as a board member, and from 2010 through 2015 he was the Senior Executive Vice President of Research & Development at Synthetic Biologics, Inc He is also a board member of a number of Irish biotech companies including Genable Technologies Ltd., Cellix Ltd., Luxcel Biosciences Ltd., and GK Technologies, Inc. and from August 2016 until May 2021, also was a board member of Anixa Biosciences, Inc. (formerly ITUS Corporation).

We selected Dr. Monahan to serve on our Board of Directors because he brings extensive knowledge of the pharmaceutical and biologics industry. Having served in senior corporate positions in many medical companies he has a vast knowledge of the industry.

John K. A. Prendergast, Ph.D., Lead Director

Dr. Prendergast has served on our Board of Directors since April 2016. Dr. Prendergast is co-founder of Palatin Technologies, Inc. (“Palatin”), a biopharmaceutical company developing targeted, receptor-specific peptide therapeutics for the treatment of diseases with significant unmet medical need and commercial potential (NYSE MKT: PTN). Dr. Prendergast has been Chairman of the Board of Palatin since June 14, 2000, and a director since August 1996. Dr. Prendergast has been president and sole stockholder of Summercloud Bay, Inc., an independent consulting firm providing services to the biotechnology industry, since 1993. He was previously a member of the board of the life science companies AVAX Technologies, Inc., Avigen, Inc. and MediciNova, Inc and previously executive chairman of the board of directors of Antyra, Inc., a privately-held biopharmaceutical firm. From October 1991 through December 1997, Dr. Prendergast was a managing director of The Castle Group Ltd., a medical venture capital firm. Dr. Prendergast received his M.Sc. and Ph.D. from the University of New South Wales, Sydney, Australia and a C.S.S. in administration and management from Harvard University.

We selected Dr. Prendergast to serve on our Board of Directors because he brings extensive industry experience in corporate development and finance in the life sciences field. His prior service on other publicly traded company boards provides experience relevant to good corporate governance practices.

Edward B. Smith, III, Director

Mr. Smith has served on our Board of Directors since November 2010. Since January 1, 2015, Mr. Smith has also been Managing Member of Aristar Capital Management, LLC, a New York-based investment firm founded in 2015. From April 14, 2017 through July 14, 2017, Mr. Smith served as the interim Chief Executive Officer and interim Chief Financial Officer of Agritech Worldwide, Inc. (“Agritech,” formerly Z Trim Holdings, Inc.), a manufacturer of environmentally friendly agricultural functional ingredients, From January 2015 until May 2016, Mr. Smith also served as the Chief Executive Officer of Agritech and from 2009 through July 2017 he served as a board member of Agritech. From April 2005 through December 2014, Mr. Smith served as the Managing Partner of Brightline Capital Management, LLC (“BCM”), a New York-based investment firm founded in 2005. Prior to founding BCM, Mr. Smith worked at Gracie Capital from 2004 to 2005, GTCR Golder Rauner from 1999 to2001 and Credit Suisse First Boston from 1997 to1999. Mr. Smith holds a Bachelor of Arts in Social Studies from Harvard College and a Masters in Business Administration from Harvard Business School.

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We selected Mr. Smith to serve on our Board of Directors because he brings a strong business background to our company, and adds significant strategic, business and financial experience. Mr. Smith’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us. His service on other public company boards provides him with extensive corporate governance knowledge and insight into issues faced by companies similar to ours.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2021 Annual Meeting in person or by proxy will be elected. Abstentions, withheld votes and broker non-votes will not affect the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
OF THESE NOMINEES AS DIRECTORS

Stockholder Communications with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board of Directors, any Board of Directors committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Heat Biologics, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in Heat for review and possible response.

Corporate Governance

Board Leadership Structure

Mr. Wolf, the Company’s Chief Executive Officer, also serves as Chairman of the Board of Directors. We have a separate, independent Lead Director. Although we do not have a formal policy addressing the topic, we believe that when the Chairman of the Board is an employee of the Company or otherwise not independent, it is important to have a separate Lead Director, who is an independent director.

Dr. Prendergast serves as the Lead Director. In that role, he presides over the Board of Directors’ executive sessions, during which our independent directors meet without management, and he serves as the principal liaison between management and the independent directors of the Board of Directors. The Lead Director also:

●	confers with the Chairman of the Board of Directors regarding Board of Directors meeting agenda;
●	chairs meetings of the independent directors including, where appropriate, setting the agenda and briefing the Chairman of the Board of Directors on issues discussed during the meeting;
●	oversees the annual performance evaluation of the Chief Executive Officer;
●	consults with the Nominating and Governance Committee and the Chairman of the Board of Directors regarding assignment of members of the Board of Directors to various committees; and
●	performs such other functions as the Board of Directors may require.

We believe the combination of Mr. Wolf as our Chairman of the Board of Directors and an independent director as our Lead Director is an effective structure for our Company. The division of duties and the additional avenues of communication between the Board of Directors and our management associated with this structure provide the basis for the proper functioning of our Board and its oversight of management.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of our Company’s risks. The Board regularly reviews information regarding our Company’s strategy, finances and operations, as well as the risks associated with each. The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting, internal controls and legal and regulatory compliance. The Audit Committee undertakes, at least annually, a review to evaluate these risks. The members then meet separately with management responsible for such area, including our Vice President of Finance, and report to the Audit Committee on any matters identified during such discussions with management. In addition, the Compensation Committee considers risks related to the attraction and retention of talent as well as risks relating to the design of compensation programs and arrangements. In addition, the Nominating and Governance Committee manages risks associated with the independence of the Board of Directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks. The full Board of Directors considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their respective areas of responsibility.

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Code of Business Conduct and Ethics

We have long maintained a Code of Business Conduct and Ethics that is applicable to all of our directors, officers and employees. We undertake to provide a printed copy of this code free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Corporate Secretary. The code is posted on our website at www.heatbio.com.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving Heat and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant rules of the Securities and Exchange Commission (the “SEC”). Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

A discussion of our current related person transactions appears in this proxy statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10 percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such officers, directors and persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file with the SEC.

Based solely on a review of the copies of such forms that were received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failures to file reports or report transactions in a timely manner during the year ended December 31, 2020.

Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy which incorporates anti-hedging and anti-pledging provisions. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our common stock, including short sales, derivatives, put options, swaps and collars.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Governance Committee
Jeffrey Wolf	—	—	—
John Monahan, Ph.D.	Member	Chairman	Member
Edward B. Smith, III	Chairman	Member	Chairman
John K.A. Prendergast, Ph.D.*	Member	Member	Member

* Dr. Prendergast serves as our independent Lead Director.

Audit Committee

Our Audit Committee is comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast. The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of our accounting and financial reporting processes, internal controls and audit functions, including our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Pursuant to its charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approves if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404. In addition, the Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent registered public accounting firm, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the accounting practices of the Company and the Company’s internal controls and legal compliance functions. The Committee also reviews, prior to publication, our quarterly earnings releases and our reports to the Securities and Exchange Commission on Forms 10-K and 10-Q. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.heatbio.com. The charter describes the nature and scope of responsibilities of the Audit Committee.

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Compensation Committee

Our Compensation Committee is comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast. This Committee established performance goals and objectives for purposes of determining the compensation of executive officer, evaluating the performance of such officers in light of those goals and objectives and setting compensation levels for those officers based on the evaluation. The Compensation Committee also has the power to recommend the grant of options and other awards under the stock incentive plans, and to recommend to the Board of Directors the compensation for members of the Board of Directors.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.heatbio.com.

Our Compensation Committee annually reviews the compensation program for our Chief Executive Officer and other members of senior management and then makes recommendations to the full board for determination. In each case, the Committee takes into account the results achieved by the executive, his or her future potential, and his or her scope of responsibilities and experience. During our fiscal year ended December 31, 2020, the Committee evaluated the performance of our executives and considered the compensation levels and equity programs at comparable companies and related industries and the analysis of its outside consultant before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

The Committee administers our equity incentive plans, including review and recommendation of long-term incentive compensation for each executive, director and employee, including grants of stock options. The Committee believes that this long-term incentive compensation aligns the interests of our executives with those of our stockholders and furthers executive retention.

The Committee also reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs and committee members.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast.

The functions performed by the Nominating and Governance Committee include:

●	recommending to the Board of Directors individuals for appointment to vacancies on any committee of the Board of Directors;
●	recommending to the Board of Directors regarding any changes to the size of the Board of Directors or any committee;
●	reporting to the Board of Directors on a regular basis; and
●	performing any other duties or responsibilities expressly delegated to the committee by the Board of Directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the Nominating and Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the Nominating and Governance Committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an “audit committee financial expert.” The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Nominating and Governance Committee also will consider nominees recommended by our stockholders. The Nominating and Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Nominating and Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Governance Committee endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

In considering any person recommended by one of our stockholders, the Nominating and Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. The Nominating and Governance Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.heatbio.com.

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BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2020, the Board of Directors held 14 meetings. During our fiscal year ended December 31, 2020, our Audit Committee, Compensation Committee and Nominating and Governance Committee met 4 times, 9 times, and one time, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2020 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2020.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. Due to COVID-19 concerns, only one of our directors attended  the 2021 Annual Meeting of Stockholders in person and the other three directors attended the meeting via telephone conference.

2020 Director Compensation

The following table sets forth information for the fiscal year ended December 31, 2020 regarding the compensation of our directors who at December 31, 2020 were not also named executive officers.

	Fees Earned
	or Paid	Option	Stock
Name and Principal Position	in Cash	Awards	Awards	Totals
John Monahan, Ph.D. (1)	$61,500	$46,927	$—	$108,427
John K. A. Prendergast, Ph.D. (2)	$221,000	$—	$183,997	$404,997
Edward B. Smith, III (1)	$72,500	$46,927	$—	$119,427

(1)	The stock options are computed in accordance with FASB ASC 718 and reflect the value of an option to purchase 21,428 shares of common stock granted on January 2, 2020 to each individual board member with 50% vesting on grant date, 30% vesting on the one-year anniversary of the grant date and 10% vesting on the second and third year anniversaries of the grant date, subject to continued service as a board member through such date. The fair value of the options was calculated in accordance with FASB ASC 718, and the assumptions used are described in Note 11 to the Company's audited consolidated financial statements for the years ended December 31, 2020 and 2019.

(2)	Restricted stock awards are computed in accordance with FASB ASC 718 and reflect the aggregate grant date fair value of 57,142 shares granted on January 2, 2020 with 50% vesting on grant date, 30% vesting on the one-year anniversary of the grant date and 10% vesting on the second and third year anniversary of the grant date, subject to continued service as a board member through such date. The fair value of the restricted stock is based on the closing stock price of an unrestricted share of the Company's common stock on the grant date. As of December 31, 2020, the following table sets forth the number of aggregate outstanding option awards held by each of our directors who were not also named executive officers:

	Aggregate	Aggregate
	Number of	Number of
Name	Option Awards	Stock Awards
John Monahan, Ph.D.	46,321	—
John K. A. Prendergast, Ph.D.	5,864	99,999
Edward B. Smith, III	46,244	—

Our Compensation Committee conducted an evaluation of the compensation of the members of our Board of Directors with assistance from Korn Ferry for the compensation that was paid in 2020. During the year ended December 31, 2020, directors who were not employees received an annual cash fee of $35,000 as well as a cash fee of $8,000 for service on the Audit Committee and $5,000 for service on each of the Compensation Committee and the Nominating and Governance Committee. In addition, the Chairman of each of the Audit, Compensation and Nominating and Governance Committees received an additional cash fee of $12,500, $8,500 and $7,000, respectively. The lead independent director received a monthly fee of $14,000 for his services as lead independent director.

Our Compensation Committee conducted an evaluation of the compensation of the members of our Board of Directors for 2021 with assistance from Meridian Compensation Partners, LLC (“Meridian”). In January 2021 after consultation with Meridian, in order to maintain the competitive market positioning desired by the Board of Directors, it was determined that directors who are not employees will receive an annual cash fee of $40,000 as well as a cash fee of $8,000 for service on the Audit Committee and $5,000 for service on each of the Compensation Committee and the Nominating and Governance Committee. In addition, the Chairman of each of the Audit, Compensation and Nominating and Governance Committees will each receive an additional cash fee of $12,500, $8,500 and $7,000, respectively. The lead independent director receives a monthly fee of $14,000 for his services as lead independent director. Based on Meridian’s review, the Compensation Committee determined that the director pay program was consistent with competitive market practices (relative to Heat Biologic’s publicly traded peer group at that time), aligned with our overall philosophy and approach to director pay and reflective of desired competitive positioning.

The following stock option and awards are excluded from the above table. Due to the price of our common stock, it was determined that the equity portion of our director pay program was not consistent with competitive market practices (relative to our publicly traded peer group at that time). Accordingly, on January 4, 2021, after consultation with Meridian, Dr. Monahan and Mr. Smith received an option grant each to purchase 65,217 shares of our common stock vesting 100% on the grant date, which includes an annual grant and a one- time refresher grant. These stock option grants provided to Dr. Monahan and Mr. Smith will expire (10) years from the date of the grant, unless terminated earlier. For his services as lead independent director Dr. Prendergast received a grant of 138,272 restricted shares of common stock vesting 100% on the grant date, which includes an annual grant and a one- time refresher grant. The restricted stock agreements with respect to the foregoing issuances of restricted stock, among other things, prohibit transfers of the restricted stock prior to the two-year anniversary of the grant date other than by will, laws of descent and distribution and in the event of death. In addition, sales or transfers made after the two-year anniversary of the grant date are subject to the right of us to buy back the stock at any time that the holder desires to sell the restricted stock at a price equal to the lower of the closing price per share and 17 times the closing price per share on the date of grant with respect to the 2021 grants.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected BDO, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2021. Heat is asking its stockholders to ratify the appointment of BDO as Heat’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

A representative of BDO is expected to be present either in person or via teleconference at the 2021 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BDO by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2021 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast at the 2021 Annual Meeting will be required to approve the ratification of the appointment of Heat’s registered public accounting firm. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Broker non-votes are not expected to exist for this matter since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2021.

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AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Heat’s audited consolidated financial statements as of and for the year ended December 31, 2020 with the management of Heat and BDO, Heat’s independent registered public accounting firm. Further, the Audit Committee has discussed with BDO the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Heat’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from BDO required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to BDO’s independence from Heat, and has discussed with BDO its independence from Heat. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to Heat is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Heat and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining BDO’s independence. The Committee also reviewed management’s report on its assessment of the effectiveness of Heat’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Heat’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that Heat’s audited consolidated financial statements for the year ended December 31, 2020 and management’s assessment of the effectiveness of Heat’s internal control over financial reporting be included in Heat’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of BDO as Heat’s independent registered public accounting firm for the year ending December 31, 2021.

Submitted by the Audit Committee of Heat’s Board of Directors.

Members of the Audit Committee:

John Monahan, Ph.D.
John K.A. Prendergast. Ph.D.
Edward B. Smith, III

———————

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Heat under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2020 and 2019 by BDO USA, LLP.

	December 31,	December 31,
	2020	2019
Audit Fees and Expenses (1)	$329,213	321,175

———————

(1)	Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

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PROPOSAL 3

APPROVAL OF 2021 EMPLOYEE STOCK PURCHASE PLAN

Overview

In this proposal, we are asking our stockholders to approve the Heat Biologics, Inc. 2021 Employee Stock Purchase Plan (“ESPP”). Our Board of Directors approved the ESPP on August 2, 2021, subject to stockholder approval. If the ESPP is not approved by our stockholders, it will not become effective. The ESPP is described in more detail below.

The purpose of the ESPP is to provide a means whereby Heat can align the long-term financial interests of our employees with the financial interests of our stockholders. In addition, the Board of Directors believes that the ability to allow our employees to purchase shares of Heat common stock will help us attract, retain, and motivate employees and encourage them to devote their best efforts to our business and financial success. Approval of the ESPP by our stockholders will allow us to provide our employees with the opportunity to acquire an ownership interest in Heat through their participation in the ESPP, thereby encouraging them to remain in service and more closely aligning their interests with those of our stockholders.

Description of the ESPP

The material features of the ESPP are described below. The following description of the ESPP is a summary only. This summary is not a complete statement of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached hereto as Exhibit A. Our stockholders should refer to the ESPP for more complete and detailed information about the terms and conditions of the ESPP.

Purpose. The purpose of the ESPP is to provide a means by which eligible employees of Heat and its U.S. subsidiaries may be given an opportunity to purchase shares of our common stock in order to assist Heat and its U.S. subsidiaries in retaining the services of eligible employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our success.

We intend that the ESPP will qualify as an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986 as amended from time to time, and any regulations promulgated thereunder (the “Code”).

Share Reserve. A total of 500,000 shares of our common stock will be reserved for issuance under the ESPP. Shares available for issuance under the ESPP may consist of authorized but unissued shares, treasury shares and/or shares acquired on the open market. As of July 21, 2021, the Record Date, the closing price of Heat’s common stock as reported on Nasdaq was $6.63 per share.

Administration. The ESPP will be administered by the Compensation Committee of the Board of Directors or another committee consisting of members appointed by the Board of Directors. Subject to the provisions of the ESPP, the Compensation Committee has full authority and discretion to construe, interpret, and apply the terms of the ESPP, and to establish such procedures that it deems necessary for the administration of the ESPP.

Eligibility. The ESPP allows all employees of Heat and its designated subsidiaries to participate, subject to the Compensation Committee’s discretion to exclude employees (i) if they do not customarily work more than 20 hours per week (or such lesser period of time as may be determined by the Compensation Committee in its discretion), (ii) if they customarily work less than 5 months per calendar year (or such lesser period of time as may be determined by the Compensation Committee in its discretion) (iii) have not completed at least two (2) years of service (or such lesser period of service as may be determined by the Compensation Committee in its discretion, or (iv) are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) or a subset of such highly compensated employees. If this proposal is approved by the stockholders, all the employees of Heat and our U.S. subsidiaries will be eligible to participate in the ESPP. As of the date the ESPP was approved by the Board of Directors, Heat and its U.S. subsidiaries had approximately one executive officer and 41 employees who will be eligible participate in the ESPP. Non-employee directors and non-employee consultants and advisors are not eligible to participate in the ESPP. An employee may not be granted rights to purchase stock under the ESPP (a) if such employee immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of Heat stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of Heat stock for each calendar year that the rights remain outstanding.

The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The ESPP will provide for a series of offering periods commencing on January 1 and July 1 of each year (or such other times that the Compensation Committee may specify). If the ESPP is approved by shareholders, the first offering period under the ESPP is expected to begin on or about January 1, 2022 and continue until on or about June 30, 2022. No offering period may have a duration of more than 27 months.

Payroll Deductions. The ESPP permits participants to purchase shares of Heat common stock through accumulated payroll deductions. Participants may elect to have up to 10% (or such other percentage as the Compensation Committee may designate) of their eligible compensation during an offering period deducted from their pay to be applied to the purchase of Heat common stock. For this purpose, eligible compensation generally includes base salary, wages, annual bonuses and commissions. Unless otherwise determined by the Compensation Committee, the purchase price of the shares will be 85% of the lower of the fair market value of Heat common stock on the first trading day of an offering period or on the last trading day of the offering period. For purposes of the ESPP, unless otherwise determined by the Compensation Committee, fair market value means, as of any date, the mean between the lowest and highest sales prices of Heat common stock on the applicable trading day.

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Purchase of Stock. By executing an agreement to participate in the ESPP, an eligible employee is entitled to purchase shares under the ESPP. The maximum number of shares of Heat common stock that an employee may purchase during an offering period cannot exceed 5,000 shares. If the aggregate number of shares to be purchased upon exercise of purchase rights granted in an offering would exceed the maximum aggregate number of shares of our common stock available under the ESPP, the Compensation Committee will make a pro rata allocation of available shares in a uniform and equitable manner. Unless a participant terminates employment or withdraws from participation as described below, his or her right to purchase shares is exercised automatically on the last trading date of the offering period, at the applicable price discussed above. See “Withdrawal” below. In addition, unless otherwise specifically provided in the offering, the amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares on the final purchase date of an offering will be distributed in full to the participant at the end of such offering, without interest.

Withdrawal. Participants may withdraw from an offering by delivering a withdrawal form to Heat and terminating their contributions. Such withdrawal may be elected at least 15 days prior to the end of an offering (or within such other time period as the Compensation Committee may designate). Upon such withdrawal, Heat will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the ESPP.

Termination of Employment. A participant’s rights under any offering under the ESPP will terminate immediately if, at least 30 days before the expiration of an offering period (or such other period of time as the Compensation Committee may designate), the participant either (i) is no longer employed by Heat or a participating subsidiary (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, Heat will distribute to the participant his or her accumulated but unused contributions, without interest.

Transferability. A participant may not transfer purchase rights under the ESPP other than by will, the laws of descent and distribution, or as otherwise provided under the ESPP.

Adjustment Provisions. Transactions not involving receipt of consideration by us, such as a reincorporation, combination, reclassification, stock dividend or stock split, may change the type, class and number of shares of common stock subject to the ESPP and to outstanding purchase rights. In that event, the ESPP will be appropriately adjusted in the type, class and maximum number of shares subject to the ESPP and the outstanding purchase rights granted under the ESPP will be appropriately adjusted in the type, class, number of shares and purchase limits of such purchase rights. Any adjustments will be made in a manner consistent with the requirements of Section 424 of the Code.

Corporate Transactions. In the event of certain specified significant corporate transactions, such as a merger or change in control, a successor corporation may assume, continue, or substitute each outstanding purchase right. If the successor corporation does not assume, continue, or substitute for the outstanding purchase rights, the offering in progress will be shortened and a new purchase date prior to the date of the transaction will be set. The participants’ purchase rights will be exercised on the new purchase date and such purchase rights will terminate immediately thereafter.

Amendment and Termination. The Board or the Compensation Committee has the authority to amend, suspend, or terminate the ESPP, at any time and for any reason, provided certain types of amendments will require the approval of Heat stockholders. The ESPP will remain in effect until terminated by the Board in accordance with the terms of the ESPP. Unless terminated by the Board or the Compensation Committee sooner, the ESPP will continue in effect for a period of 10 years from the date the ESPP was adopted by the Board.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and Heat with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of Heat common stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Rights granted under the ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of Heat common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

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There are no U.S. federal income tax consequences to Heat by reason of the grant or exercise of rights under the ESPP. Heat is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. Therefore, we cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided.

Interests of Executive Officers

Certain of our current executive officers have substantial interests in the matters set forth in this proposal since they will be eligible employees under the ESPP.

Vote Required for Approval and Directors Recommendation

Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE COMPANY’S
2021 EMPLOYEE STOCK PURCHASE PLAN

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PROPOSAL FOUR

THE HEAT BIOLOGICS, INC. 2021 SUBSIDIARIES STOCK INCENTIVE PLAN

On August 2, 2021, the Board of Directors, including the independent members of the Compensation Committee, adopted the Heat Biologics, Inc. 2021 Subsidiaries Stock Incentive Plan (the “SSIP”). The SSIP is designed to compensate employees of Heat’s subsidiaries based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives of such subsidiaries and to share the success and risks of such subsidiaries based upon achievement of business goals.

Summary of the SSIP

The SSIP allows for the grant of equity interests in subsidiaries of Heat, including Skunkworx Bio, Inc. (“SkunkWorx”), Scorpion Biological Services, Inc. (“Scorpion”), Abacus Biotech, Inc. (“Abacus”), Blackhawk Bio, Inc. (“Blackhawk”) and other newly formed subsidiaries of Heat (the “Equity Program”) that adopt the SSIP by resolution of their board of directors (“Participating Subsidiaries”). This summary is not a complete statement of the SSIP and is qualified in its entirety by reference to the complete text of the SIPP, a copy of which is attached hereto as Exhibit B.

Purpose of the SSIP

The purpose of the SSIP is to promote the interests of Heat and the stockholders of Heat by providing equity interests in one or more of the Participating Subsidiaries to directors, officers, employees and consultants of such Participating Subsidiaries, including directors, officers and employees of Heat who are also directors, officers and/or employees of such a Participating Subsidiary, in order to encourage them to enter into and continue in the employ or service of Heat and/or its Participating Subsidiaries, to acquire a proprietary interest in the long-term success of Heat and/or its Participating Subsidiaries and to reward the performance of individuals in fulfilling long-term corporate objectives.

Administration

The SSIP generally is administered by the Compensation Committee of Heat’s Board of Directors (the “administrator”). The administrator of the SSIP will have full authority to establish rules and regulations for the proper administration of the SSIP, to determine the persons to whom and the time or times at which awards shall be granted; to determine the type and number of awards to be granted; to determine the number of shares of stock of a Participating Subsidiary to which an award may relate and the terms, conditions, restrictions and performance criteria of awards. However, no action or decision of the administrator may be taken with respect to a Participating Subsidiary (and its SSIP participants) without the approval of the board of directors of such Participating Subsidiary or a committee of such board of directors.

Eligibility

Persons eligible to participate in the SSIP include all employees, officers, directors and consultants of Participating Subsidiaries, including employees, officers and directors of Heat that are also employees or officers of one or more Participating Subsidiaries. As of the date the SSIP was approved by the Board of Directors, Heat and its subsidiaries had approximately two executive officers, three non-employee directors, six employees and one consultant who will be eligible participate in the SSIP.

Shares Available for Awards

Ten percent (10%) of the total outstanding shares of common stock of each Participating Subsidiary (“Participating Subsidiary Stock”) as of the effective date of such Participating Subsidiary’s adoption of the SSIP shall be reserved for issuance under the Plan (all of which may be granted as “incentive stock options” as defined in Section 422 of the Code). Shares of Participating Subsidiary Stock with respect to an award that are forfeited, cancelled, exchanged or surrendered will again be available for grants under the SSIP. However, shares of Participating Subsidiary Stock surrendered or withheld as payment of either the exercise price or withholding taxes will no longer be available for awards under the SSIP.

Adjustments Upon Changes in Capitalization

In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affecting Participating Subsidiary Stock occurs, the Compensation Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Participating Subsidiary Stock which may thereafter be issued in connection with awards under the SSIP, (2) the number and kind of shares of Participating Subsidiary Stock, securities or other property (including cash) issued or issuable in respect of outstanding awards under the SSIP, and/or (3) the exercise price, grant price or purchase price relating to any award under the SSIP.

Awards

The SSIP allows for the grant of: (i) stock options to purchase shares of Participating Subsidiary Stock; (ii) stock appreciation rights based on Participating Subsidiary Stock; (iii) restricted stock of a Participating Subsidiary; (iv) restricted stock units for Participating Subsidiary Stock; and (v) other stock-based and cash-based awards to eligible individuals. The terms of awards will be set forth in an award agreement, consistent with the terms of the SSIP. No stock option will be exercisable later than ten years after the date it is granted.

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Stock Options.  The SSIP allows for the grant of incentive stock options as defined in Section 422 of the Code and nonqualified stock options to purchase Participating Subsidiary Stock. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price of an option with respect to Participating Subsidiary Stock must be at least equal to 100% of the fair market value of such Participating Subsidiary Stock as of the date of grant. If permitted by an award agreement, an option may be exercised before it has vested, provided that the participant executes a restricted stock agreement providing for forfeiture of the purchased shares if the participant fails to meet the vesting requirements and/or other conditions of the restricted stock agreement.

Stock Appreciation Rights.  The SSIP allows for the grant of stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The exercise price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the exercise price of a stock appreciation right with respect to Participating Subsidiary Stock must be at least equal to 100% of the fair market value of a share of Participating Subsidiary Stock as of the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the administrator and as set forth in the stock appreciation right award agreement.

Restricted Stock.  Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals and vesting conditions on restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Restricted Stock Units.  The SSIP provides for the grant of restricted stock units in such amounts and subject to such terms and conditions as determined by the administrator at the time of grant. Restricted stock units may be awarded independently of or in connection with any other award under the SSIP.

Other Awards.  The SSIP provides for the grant of other types of equity-based or equity-related awards not otherwise described by the terms of the SSIP, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Fair Market Value

The fair market value of Participating Subsidiary Stock for purposes of, among other things, setting the exercise price of stock options and stock appreciation rights granted under the SSIP will, as applicable, be (1) the closing sales price per share of Participating Subsidiary Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Participating Subsidiary Stock are not listed or admitted to trading on any such exchange, the closing price as reported by an over-the-counter market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Participating Subsidiary Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the administrator in good faith based upon the reasonable application of a reasonable valuation method.

Effect of Change of Control

Unless otherwise set forth in an award agreement, in the event of a Change in Control:

(a)        With respect to each outstanding award that is continued, assumed or substituted in connection with a Change in Control, in the event of a termination of a SSIP participant’s employment or service by Heat and its subsidiaries without cause during the 24-month period following such Change in Control, on the date of such termination (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

(b)        With respect to each outstanding award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)        Notwithstanding any other provision of the SSIP: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board of Directors of Heat or the administrator may, in its sole discretion, provide that each award shall, immediately upon the occurrence of a Change in Control with respect to a Participating Subsidiary, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share of Participating Subsidiary stock in the Change in Control over the exercise or purchase price (if any) per share subject to the award multiplied by (y) the number of shares of Participating Subsidiary stock granted under the award and (ii) with respect to any award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Participating Subsidiary under Section 409A(a)(2)(A)(v) of the Code , such award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

Under the Plan, a “Change in Control” shall be deemed to have occurred if a “change in control” as defined under the Heat Biologics, Inc. 2018 Stock incentive Plan occurs with respect to Heat or if any of the following occurs with respect to a Participating Subsidiary (and then only with respect to awards relating to the stock of such Participating Subsidiary):

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(i) any Person (as defined in the Plan), other than Heat or any of its subsidiaries, is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned (as defined in the Plan) by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the Participating Subsidiary’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (ii) below; or

(ii) there is consummated a merger or consolidation of the Participating Subsidiary with any other corporation (other than Heat or any of its subsidiaries) other than (A) a merger or consolidation which would result in the voting securities of the Participating Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Participating Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Participating Subsidiary (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the combined voting power of the Participating Subsidiary’s then outstanding securities; or

(iii) the stockholders of the Participating Subsidiary approve a plan of complete liquidation or dissolution of the Participating Subsidiary or there is consummated an agreement for the sale or disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets, other than a sale or disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Participating Subsidiary immediately prior to such sale.

Miscellaneous

The SSIP also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the SSIP.

Amendment and Termination

The Board of Directors or the administrator may at any time, suspend or terminate the SSIP or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or the administrator determines that such approval is appropriate or necessary. Unless sooner terminated by the Board of Directors, the SSIP will terminate on the close of business on August 2, 2031, ten years from the original effective date.

New Plan Benefits

As of the date of this proxy statement, the Board of Directors, the administrator and the board of directors of Skunkworx, Scorpion, Abacus and Blackhawk have granted to Jeff Wolf an option under the SSIP to purchase 10,526, 10,638, 10,526 and 10,526 shares of common stock of Skunkworx, Scorpion, Abacaus and Blackhawk, respectively, representing beneficial ownership of approximately 5.0% of the outstanding shares of common stock of each of Skunkworx, Scorpion, Abacus and Blackhawk, respectively. Skunkworx, Scorpion, Abacaus and Blackhawk currently have 200,100, 200,100, 200,000 and 200,000 shares outstanding. In addition, the Board of Directors, the administratorand the board of directors of Scorpion have granted to William Ostrander an option under the SSIP to purchase 2,127 shares of common stock of Scorpion representing beneficial ownership of approximately 1.1% of the outstanding shares of common stock of Scorpion. The foregoing grants will not become exercisable prior to obtaining stockholder approval of the SSIP and will be cancelled and forfeited if the SSIP proposal is not approved by the requisite stockholder approval. As of the date of this proxy statement, we are unable to determine any additional grants of awards under the SSIP that will be made.

Scorpion is a full service large molecule contract research and contract manufacturing company supporting research projects through clinical trials and small scale commercial manufacturing.  Scorpion will offer GLP, GCP and GMP regulated analytical and biomanufacturing services to Heat for our own product development purposes, academic, biotech and pharmaceutical collaborators, and third-party customers.

Skunkworx is developing a new generation of precision therapeutics which are derived from unique, highly diverse and proprietary display libraries.  These libraries are used to identify small proteins and human antibodies which bind to critical druggable regions involved in protein to protein interaction called HotSpots.  Using this approach, Skunkworx has successfully identified both agonists and antagonists for a number of immune oncology and oncology targets and is in the process of moving several of these into animal studies. The strategy is to continue generating novel therapeutics against unmet pharmaceutical needs for both in-house development and licensing opportunities.

Abacus is focused on incubating new preclinical and clinical technologies licensed from universities, research institutes and other sources for Heat’s own product development purposes, and potentially collaborators.

Blackhawk is focused on Heat’s biodefense and government contract initiatives.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the SSIP.

Material Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the SSIP. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

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Options

Grant.  There is generally no United States federal income tax consequence to an SSIP participant solely by reason of the grant of incentive stock options or nonqualified stock options under the SSIP, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise.  The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, an SSIP participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by an SSIP participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and the applicable Participating Subsidiary generally will be entitled to a corresponding deduction.

An SSIP participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the SSIP participant upon exercise thereof.

Qualifying Disposition.  If an SSIP participant disposes of shares of Participating Subsidiary Stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the SSIP participant pursuant to the exercise of the incentive stock option, the SSIP participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the SSIP participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.  If an SSIP participant disposes of shares of Participating Subsidiary Stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the SSIP participant pursuant to the exercise of the incentive stock option, at the time of disposition the SSIP participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the SSIP participant or (ii) the SSIP participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of Participating Subsidiary Stock purchased by the SSIP participant under the option, the SSIP participant will recognize a capital gain in the amount of the excess. If the SSIP participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the SSIP participant), the loss will be a capital loss.

Other Disposition.  If an SSIP participant disposes of shares of Participating Subsidiary Stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the SSIP participant will recognize capital gain or loss in an amount equal to the difference between the SSIP participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of Participating Subsidiary Stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of Participating Subsidiary Stock were held for more than one year from the date such shares were transferred to the SSIP participant.

Alternative Minimum Tax.  Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of Participating Subsidiary Stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to Heat or a Participating Subsidiary by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time an SSIP participant recognizes ordinary income from the exercise of a nonqualified stock option, the applicable Participating Subsidiary will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that it satisfies applicable reporting obligations described below. To the extent an SSIP participant recognizes ordinary income by reason of a disqualifying disposition of Participating Subsidiary Stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the applicable Participating Subsidiary generally will be entitled to a corresponding deduction in the year in which the disposition occurs. A Participating Subsidiary is required to report to the Internal Revenue Service any ordinary income recognized by an SSIP participant by reason of the exercise of a nonqualified stock option. A Participating Subsidiary is also required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by an SSIP participant upon exercise of nonqualified stock options.

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Stock Appreciation Rights

There are generally no tax consequences to an SSIP participant, Heat or a Participating Subsidiary by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, an SSIP participant will recognize taxable ordinary income equal to the excess of the Participating Subsidiary Stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Participating Subsidiary is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, a Participating Subsidiary generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by a SSIP participant.

Restricted Stock

Unless an SSIP participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the SSIP, an SSIP participant receiving such an award will not recognize U.S. taxable ordinary income and neither Heat nor a Participating Subsidiary will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, an SSIP participant will recognize compensation income equal to the amount of any dividends received and a Participating Subsidiary will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the SSIP participant for the award will be ordinary income to the SSIP participant and will be claimed as a deduction for federal income tax purposes by the Participating Subsidiary. Upon disposition of the shares received, the gain or loss recognized by the SSIP participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the SSIP participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, an SSIP participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such an SSIP participant and deductible by a Participating Subsidiary will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the SSIP participant for the award. If such election is made and an SSIP participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such SSIP participant’s income.

Generally, with respect to employees, a Participating Subsidiary is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, the satisfaction of a tax reporting obligation and any tax withholding condition, a Participating Subsidiary generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Section 409A

If an award under the SSIP is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. SSIP participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Vote Required

The affirmative vote of a majority of the votes cast at the 2021 Annual Meeting will be required to approve the SSIP. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SSIP.

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EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2020.

Equity Compensation Plan Information

			Number of
			securities
			remaining
			available for
	Number of		future issuance
	securities to be		under equity
	issued upon	Weighted-average	compensation
	exercise of	exercise price of	plans (excluding
	outstanding	outstanding	securities reflected
Plan Category	options	options	in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2009 Stock Incentive Plan (1)	6,378	$91.81	—
2014 Stock Incentive Plan	30,354	$124.79	7,634
2017 Stock Incentive Plan	42,932	$18.20	15,169
2018 Stock Incentive Plan	1,400,475	$7.99	1,765,927
Equity compensation plans not approved by security holders	—	—	—
Total	1,480,139	$11.05	1,788,730

———————

(1)	The 2009 Stock Incentive Plan terminated, such that no further awards are available for issuance under this plan. Outstanding awards under this plan continue in accordance with the respective terms of such grants.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officers who are not Directors.

Name	Age	Position	Served as an Officer Since
William Ostrander	53	Chief Financial Officer, Controller and Secretary	2019

William L. Ostrander, Chief Financial Officer and Secretary

Mr. Ostrander currently serves as our Chief Financial Officer, a position he was appointed to on January 4, 2021 and has served as our Secretary since September 25, 2019 when he joined our company as Vice President of Finance. Mr. Ostrander has over 22 years of experience in financial management at public and private companies. From November 2014 until joining our company, Mr. Ostrander served as Executive Director of Finance at Liquidia Technologies, Corporation, a publicly-traded biopharmaceutical company. Prior to that, he served as Senior Director of Finance and Accounting at KBI Biopharma, a biopharmaceutical contract services company. He also served as Manager of Finance at LexisNexis Risk Solutions, a data analytics solutions company. Prior to that, he served as Controller of Seisint, Inc., a private information products company that was acquired by LexisNexis. He also served as Senior Manager, Finance and held other accounting and finance positions for Boca Research, a data communications hardware manufacturer. Mr. Ostrander holds a B.S. in Finance from Central Michigan University.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2020 executive compensation program for our named executive officers.

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Set forth below is the compensation paid or accrued to our Named Executive Officers during the years ended December 31, 2020 and December 31, 2019:

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus		Stock Awards (9)	Options (9)		Other		Total
Jeffrey Wolf	2020	$440,406		$220,203		$910,800	$4,348,528	(1)	$500,000	(2)	$6,419,937
Chairman and Chief Executive Officer	2019	$427,579		$213,789	(3)	$1,289,000	$615,200		$166,864	(4)	$2,712,432

William L. Ostrander	2020	$226,600		$45,321		$—	$66,427		$—		$338,348
Chief Financial Officer (5)	2019	$58,385	(5)	$11,677	(6)	$—	$29,528		$—		$99,590

Jeff T. Hutchins	2020	$331,667	(7)	$—		$—	$218,733		$129,987	(8)	$680,387
Former Chief Scientific Officer and Former Chief Operating officer	2019	$343,375		$103,013		$151,728	$274,425		$—		$872,541

Narrative Disclosure Summary Compensation Table

(1)	Mr. Wolf was issued 285,714 option awards on July 28, 2020 and 201,728 option awards on August 24, 2020 pursuant to a contractual obligation in his employment agreement that was entered into in 2009.
(2)	This is a special bonus to cover the estimated taxes from the 288,100 restricted share award granted on January 4, 2021.
(3)	Mr. Wolf's annual 2019 bonus of $213,789 was accrued in 2019 and paid in 2020.
(4)	This is a special bonus to cover the estimated taxes from the 900,000 restricted share award granted on December 30, 2019.
(5)	Mr. Ostrander's employment started on September 25, 2019 as Vice President of Finance. Effective January 4, 2021, Mr. Ostrander, was promoted to Chief Financial Officer.
(6)	Mr. Ostrander's annual prorated 2019 bonus of $11,677 was paid in 2019.
(7)	Dr. Hutchins’ last day of employment was December 31, 2020.
(8)	Dr. Hutchins was paid $110,000 for severance related to his separation agreement and $19,987 for accrued vacation.
(9)	For all stock options and stock awards, the values reflect the aggregate grant date fair value computed in accordance with FASB ASC 718. Assumptions made in the calculation of these amounts are described in Note 11 to the Company's audited consolidated financial statements for the years ended December 31, 2020 and 2019.

Overview of Our Compensation Program

A.	Philosophy and Objectives

Our primary objective with respect to executive compensation is to design compensation programs that will align executives’ compensation with our overall business strategies for the creation of stockholder value and attract, motivate and retain highly qualified executives.

Our executive compensation program is based on the following philosophies and objectives:

●	Compensation Should Align with Stockholders’ Interests — The Compensation Committee and our Board of Directors believes that executives’ interests should be aligned with those of the stockholders. Executives are granted restricted stock and stock options so that the majority of their total compensation is tied directly to the value realized by our stockholders. Executive bonuses are tied directly to company strategy and operational execution which contributed to our success as a whole.

●	Compensation is Competitive — The Compensation Committee and Board of Directors seek to provide a total compensation package that attracts, motivates and retains the executive talent that we need in order to maximize the return to stockholders and execute our operational and scientific strategy. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable in relation to comparable companies with which we compete for talent.

●	Compensation Motivates and Rewards the Achievement of Goals — Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual and long-term strategic and operational goals. To accomplish this objective, a substantial percentage of total compensation is variable, “at risk”, both through annual incentive compensation and the granting of long-term incentive awards.

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We seek to achieve these objectives through three key compensation elements:

●	a base salary;

●	a performance-based annual cash incentive (i.e., annual cash incentive compensation); and

●	long term equity awards.

In order to enhance the Compensation Committee’s ability to carry out its responsibilities effectively, as well as maintain strong links between executive pay and performance, the Compensation Committee reviews compensation information for each Named Executive Officer, which includes the following information:

●	the annual compensation and benefit values that are being offered to each executive;

●	the value of all outstanding equity awards; and

●	discussions with our Chairman, Chief Executive Officer and other senior management in connection with compensation matters, as well as compensation consultants and other advisors from time to time.

B. Compensation Administration

Roles and Responsibilities of Compensation Committee

The primary purpose of the Compensation Committee is to conduct reviews of our general executive compensation policies and strategies and oversee and evaluate our overall compensation structure and programs. The Compensation Committee confirmed that total compensation paid to our Named Executive Officers during the year ended December 31, 2020, was reasonable and competitive. The following were our Named Executive Officers for the year ended December 31, 2020: Jeffrey Wolf, our Chief Executive Officer, William L. Ostrander, our Chief Financial Officer, and Jeff Hutchins, our former Chief Scientific Officer and former Chief Operating Officer (collectively, our “Named Executive Officers”). Responsibilities of the Compensation Committee include, but are not limited to:

●	Establishing on an annual basis performance goals and objectives for purposes of determining the compensation of our Chief Executive Officer and other senior executive officers, evaluating the performance of such officers in light of those goals and objectives, and setting the compensation level for those officers based on this evaluation.

●	Recommending to the Board the compensation for independent Board members (including retainer, committee and committee chair’s fees, stock options and components of compensation as appropriate).

●	Reviewing the competitive position of, and making recommendations to the Board with respect to, the cash-based and equity-based compensation plans and other programs relating to compensation and benefits.

●	Reviewing our financial performance and operations as well as our major benefit plans.

●	Overseeing the administration of our equity and other executive compensation plans, including recommending to the Board of Directors the granting of equity awards under those plans, and the approval or disapproval of the participation of individual employees in those plans.

●	Reviewing and approving for our Chief Executive Officer and other senior executive officers: (a) employment agreements; (b) severance agreements; (c) change in control agreements/provisions; and (d) any other material perquisites or other in-kind benefits.

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at www.heatbio.com.

Use of Compensation Consultant

The Compensation Committee retained Korn Ferry, a nationally-recognized global human resources consulting firm, as its independent compensation advisor in 2019. Korn Ferry principally provides analysis, advice and recommendations regarding named executive officer and non-employee director compensation as well as guidance and considerations on our long-term incentive program for all eligible employees including salary, bonus, benefits and equity awards for our executive officers and retainers, meeting fees and equity awards for our directors. The Compensation Committee retained Meridian, a nationally-recognized global human resources consulting firm, as its independent compensation advisor in October 2020. Meridian principally provides analysis, advice and recommendations regarding named executive officer and non-employee director compensation as well as guidance and considerations on our long-term incentive program for all eligible employees including salary, bonus, benefits and equity awards for our executive officers and retainers, meeting fees and equity awards for our directors. Meridian reports to the Chairman of the Compensation Committee and has direct access to the other members of the Compensation Committee. Meridian does not provide any other services to the Company other than in its role as the Compensation Committee’s independent advisor. The Compensation Committee has evaluated Meridian’s reports and, as they considered appropriate to achieve the best interests of the Company and its stockholders, implemented the recommendations.

The Compensation Committee considered whether Meridian had any conflicts of interest in advising the Compensation Committee. In doing so, the Compensation Committee considered whether Meridian had been providing services of any other nature to us; the amount of fees received from us by Meridian; the policies and procedures adopted by Meridian that have been designed to prevent conflicts of interest; whether any business or personal relationships existed between the consultants employed by Meridian who worked on our matters and any member of the Compensation Committee; whether any business or personal relationship existed between such consultants and any of the our executive officers; and whether Meridian or such consultants hold any of our common stock. Upon evaluating such considerations, the Compensation Committee found no conflicts of interest in Meridian advising the Compensation Committee.

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Role of the Chief Executive Officer

Our Chief Executive Officer, Mr. Wolf, makes recommendations to the Compensation Committee regarding the compensation of our other named executive officers. Mr. Wolf does not participate in any discussions or processes concerning his own compensation and participates in a non-voting capacity in discussions or processes concerning the compensation of our Chief Financial Officer and other members of management.

Compensation Committee Consideration of Shareholder Advisory Votes

At our annual meeting of stockholders held on July 23, 2019, we submitted our executive compensation program that covers our Named Executive Officers to our stockholders for a nonbinding advisory vote. Our executive compensation program received the support of holders of approximately 84% of the shares that voted on this proposal at the annual meeting of stockholders (including abstentions but excluding broker non-votes). In addition, at our annual meeting of stockholders held on July 23, 2019, our stockholders voted on an advisory basis with respect to the frequency of future advisory votes on our executive compensation program. Holders of a majority of the shares that voted on this proposal at the meeting (including abstentions but excluding broker non-votes) expressed their preference for an advisory vote every three years. Accordingly, we intend to hold an annual advisory vote on executive compensation at our annual meeting of stockholders in 2022.

C. Competitive Considerations

In making compensation decisions with respect to each element of compensation for our Named Executive Officers, the Compensation Committee believes that it is important to be informed as to the competitive market practices at similarly situated public companies. In setting 2020 target total direct compensation levels for our Named Executive Officers, the Compensation Committee relied in part on reports prepared by Korn Ferry in December 2019. In December 2019, Korn Ferry conducted a comprehensive assessment of our named executive officer pay program relative to a premier compensation survey which was specific to our size and industry at that time and a peer group of 18 similarly-situated public companies focused on oncology at a similar clinical development stage. The elements of the Named Executive Officer’s pay programs assessed against peer group practices for 2020 included the following compensation elements: (1) base salary, (2) target annual incentives (bonuses), (3) target total cash compensation, (4) long-term incentives and (5) target total direct compensation. In addition, Korn Ferry also provided an analysis of our pay mix and long-term incentive program relative to peer group practices. Korn Ferry’s assessment included our Chief Executive Officer, our Chief Financial Officer and our Chief Operating Officer/ Chief Scientific Officer. The Compensation Committee considered the competitive market pay data from both our publicly-traded peer group that was included in Korn Ferry’s analysis and relevant survey data which is specific to our size and industry. In setting 2021 target total direct compensation levels for our Named Executive Officers, the Compensation Committee relied in part on reports prepared by Meridian in December 2020. Meridian conducted a comprehensive assessment of our Named Executive Officer’s pay program relative to a peer group of 17 similarly-situated public companies that were pre-revenue cancer therapeutics companies with market capitalizations between $150 million and $1.5 billion. The elements of the Named Executive Officer’s pay programs assessed against peer group practices for 2021 included: (1) base salary, (2) target annual incentives (bonuses), (3) target total cash compensation, (4) long-term incentives and (5) target total direct compensation. In addition, Meridian also provided an analysis of our pay mix relative to peer group practices. Meridian’s assessment included our Chief Executive Officer and Chief Financial Officer. The Compensation Committee considered the competitive market pay data of our peer group that was included in Meridian’s analysis and relevant survey data when setting each Named Executive Officer’s compensation.

The Compensation Committee’s desired competitive positioning and its pay program decision-making (in terms of both compensation levels and overall mix of pay which is focused on variable or “at risk” compensation) is reflective of our pay for performance philosophy and provides alignment of executive interests with those of our stockholders.

We believe that, given the industry in which we operate and our compensation philosophy and objectives, our approach to executive compensation is sufficient to retain our current executive officers and to hire new executive officers when and as required.

D. Components of Compensation

The allocation between cash and non-cash named executive officer compensation is influenced by subjective and objective factors considered by the Compensation Committee and is intended to reflect the Compensation Committee’s determination of the appropriate compensation mix among base pay, annual cash incentives and long-term equity incentives for each named executive officers.

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1. Base Salaries

We provide our Named Executive Officers a competitive level base salary commensurate with their position, responsibilities and experience. In setting the base salary, the Compensation Committee considers a number of factors including, peer group market data, our company performance and each Named Executive Officer’s role and responsibilities, experience and individual performance. We design base pay to be competitive in attracting and retaining top talent.

Initial base salaries for the Named Executive Officers were set by their initial respective employment contracts and are reviewed annually by the Compensation Committee. The Compensation Committee determined that our Chief Executive’s Officer’s and Chief Financial Officer’s 2020 base salary levels were below market practice of our peer group; therefore the base salaries were increased in January 2021. The 2020 and 2021 base salaries for our current Named Executive Officers are as follows:

Named Executive Officer	Base Salary 2019	Base Salary 2020	Base Salary 2021
Jeffrey Wolf, Chief Executive Officer	$427,579	$440,406	$540,000
William L. Ostrander, Chief Financial Officer	$220,000	$226,600	$275,000

2. Bonuses

For 2020, the Compensation Committee recommended to the full Board of Directors the following bonus payouts to our Named Executive Officers:

●	Jeffrey Wolf bonus. The Board approved the Compensation Committee’s recommendation that Mr. Wolf receive a $220,203 cash bonus (50% of gross salary). In addition, in recognition of Mr. Wolf’s achievements in successfully financing our company and expanding the product development pipeline, the Board approved the Compensation Committee’s recommendation that Mr. Wolf also receive a $500,000 cash bonus in 2020 to cover his estimated taxes with respect to a restricted stock award that he received on January 4, 2020.

●	William Ostrander bonus. The Board approved the Compensation Committee’s recommendation that Mr. Ostrander receive a $45,321 cash bonus (20% of gross base salary).

The employment agreement with Jeffrey Wolf that was in effect during 2019 and 2020 provided that he was eligible for a cash performance bonus of up to fifty percent (50%) of his base as well an equity bonus in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors. William L. Ostrander’s offer letter that was in effect for 2020 provided for an annual bonus of up to twenty percent (20%) of his base and as well as an equity bonus in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors. The cash performance bonus was increased to thirty percent (30%) when he was promoted to Chief Financial Officer. The Compensation Committee believes that the granting of a bonus is appropriate to motivate the Named Executive Officers. The Compensation Committee focuses on individual performance, which enables the Compensation Committee to differentiate among executives and emphasize the link between personal performance and compensation. Although the Compensation Committee does not use any fixed formula in determining bonuses, it does link them to financial objectives of importance to it.

3. Long-Term Incentives

A substantial portion of the Named Executive Officer’s total compensation is in the form of equity-based compensation to encourage retention and better align the interests of the Named Executive Officers with the stockholders. The Compensation Committee determined to grant a combination of stock options and restricted stock awards to the current Named Executive Officers and other key employees as the primary long-term incentive vehicles.

In 2020 and 2021 the Compensation Committee determined the size of equity awards granted to the Named Executive Officers based on the following factors: accounting impact, peer group market data, our company performance and each Named Executive Officer’s position, role and responsibilities, experience, tenure, individual performance and pro forma percent ownership. In addition, the Compensation Committee considered that there was a lack of realizable value from their prior awards since substantially all of the prior awards were of significant low value and/or underwater or held low value. The Compensation Committee also sought to better align the Chief Executive Officer’s equity ownership interest in our company with that of other chief executive officers of our peer group companies. The Compensation Committee determined in January 2021 to grant a combination of options and restricted stock awards to the Chief Executive Officer and options to the Chief Financial Officer.

In December 2019, Jeffrey Wolf was granted 128,571 restricted stock awards as part of his long-term incentive compensation for the year ended December 31, 2020. In addition, Jeffrey Wolf was granted 282,857 restricted stock awards in January 2020. The restricted stock awards vest 50% immediately, 30% on the one-year anniversary of the grant date, 10% on the two-year anniversary grant date, and the remaining 10% on the three-year anniversary grant date. In January 2021, Jeffrey Wolf was granted 288,100 restricted stock awards as part of his long-term incentive compensation for the year ended January 2021. The restricted stock awards will vest 50% immediately and 50% on the one-year anniversary of the grant date. The restricted stock agreements with respect to the foregoing grants, among other things, prohibit transfers of the restricted stock prior to the two-year anniversary of the grant date other than by will, laws of descent and distribution and in the event of death. In addition, sales or transfers made after the two year anniversary of the grant date are subject to the right of us to buy back the stock at any time that the holder desires to sell the restricted stock at a price equal to the lower of the closing price per share and 32 times the closing price per share on the date of grant with respect to the 2019 and 2020 grants and 17 times the closing price per share on the date of grant with respect to the 2021 grants. In January 2021, Mr. Wolf was also granted an option to purchase up to 147,980 shares of common stock that vest on the two-year anniversary of the grant date.

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In July and August 2020, Mr. Wolf was granted additional option awards to purchase 285,714 and 201,728 shares of common stock, respectively pursuant to the terms of his employment agreement entered into in 2009, which provided for such grant upon achievement of the milestone of our market capitalization being at least $250 million for at least 5 business days. These options vested upon issuance and are exercisable through the tenth anniversary of the date of grant.

Each of Jeffrey Wolf and, Jeff T. Hutchins, Ph.D. were also granted options to purchase 114,285 and 50,980 shares of common stock, respectively, in January 2019 as part of their annual long-term incentive compensation. In addition, Jeffrey Wolf and Jeff T. Hutchins, Ph.D. were issued 114,285 and 20,448 restricted stock awards, respectively in January 2019, as part of their annual long-term incentive compensation. The stock options and restricted stock awards granted vest 50% immediately, 30% on the one-year anniversary of the grant date, 10% shall vest on the two-year anniversary grant date, and the remaining 10% shall vest on the three-year anniversary grant date. The stock options have a term of ten years. Mr. Ostrander was granted an option to purchase 10,714 shares of common stock on September 25, 2019, upon his commencement of employment, that vests pro rata over four years. Pursuant to a separation agreement entered into between the Company and Dr. Hutchins on December 31, 2020, Dr. Hutchins’ stock options and restricted stock awards granted under the Company’s 2017 and 2018 Equity Incentive Plans ceased to continue to vest as of December 31, 2020 and were forfeited.

The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our common stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2020)

	Option Awards					Stock Awards
								Market
	Number of		Number of			Number of		value of
	securities		securities			shares or		shares or
	underlying		underlying			units of		units of
	unexercised		unexercised	Option	Option	stock that		stock that
	options/		options/	exercise	expiration	have not		have not
Name and Principal Position	Exercisable		Unexercisable	price	date	vested		vested
Jeffrey Wolf	1,428	(1)	—	$603.40	06/11/2024	—		—
Chairman and	178	(2)	—	$317.10	1/12/2025	—		—
Chief Executive Officer	1,343	(3)	—	$172.90	1/11/2026	—		—
	1,053	(4)	18	$60.20	12/30/2026	—		—
	1,750	(5)	35	$60.90	1/03/2027	—		—
	6,204	(6)	2,304	$27.79	1/07/2028	1,447	(7)	7,756	(7)
	91,427	(8)	22,858	$7.42	1/02/2029	22,857	(9)	122,514	(9)
	285,714	(10)	—	$14.49	7/28/2030	25,715	(11)	137,832	(11)
	201,728	(12)	—	$8.40	8/24/2030	141,428	(13)	758,059	(13)

Jeff T. Hutchins	2,797	(14)	—	$60.90	1/03/2027	—		—
Former Chief Scientific Officer and	1,279	(15)	—	$46.20	6/28/2027	—		—
Former Chief Operating Officer	3,176	(16)	—	$27.79	1/08/2028	—		—
	45,882	(17)	—	$7.42	1/02/2029	—		—
	14,879	(18)	—	$4.20	3/12/2030	—		—

William L. Ostrander	3,348	(19)	7,366	$3.64	9/25/2029	—		—
Chief Financial Officer	4,017	(20)	17,411	$4.20	3/12/2030	—		—

(1)	All shares are fully vested as of January 2016.
(2)	All shares are fully vested as of December 2018.
(3)	All shares are fully vested as of December 2019.
(4)	Issued on December 30, 2016, these options vest over a four-year period and fully vested in January 2021.
(5)	Issued on January 3, 2017, these shares vest over a 46-month period and will be fully vested in January 2021.
(6)	Issued on January 7, 2018, these shares vest over a 46-month period and will be fully vested in January 2022.
(7)	Issued on January 7, 2018, 1,446 restricted stock units vested January 8, 2018; 1,446 vested January 8, 2019; 1,446 vested January 8, 2020; and 1,447 vest January 8, 2021. Amount represents the value of shares at December 31, 2020. Market value based on closing price of the common stock of $5.36 on December 31, 2020.
(8)	Issued on January 2, 2019, 57,142 shares vested on January 2, 2019; 34,286 shares vested on January 2, 2020; 11,428 shares vest January 2, 2021 and 11,429 shares vest on January 2, 2022.
(9)	Issued on January 2, 2019, 57,142 restricted stock units vested January 2, 2019; 34,285 vested January 2, 2020; 11,429 vest January 2, 2021; and 11,429 vest January 2, 2022. Amount represents the value of shares at December 31, 2020. Market value based on closing price of the common stock of $5.36 on December 31, 2020.

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(10)	All shares vested on July 28, 2020.
(11)	Issued on December 30, 2019, 64,285 restricted stock units vested December 30, 2019; 38,571 vested December 30, 2020; 12,857 vest December 30, 2021; and 12,858 vest December 30, 2022. Amount represents the value of shares at December 31, 2020. Market value based on closing price of the common stock of $5.36 on December 31, 2020.
(12)	All shares vested on August 24, 2020.
(13)	Issued on January 2, 2020, 141,428 restricted stock awards vested; 84,857 vest January 2, 2021; 28,286 vest January 2, 2022; and 28,286 vest January 2, 2023. Amount represents the value of shares at December 31, 2020. Market value based on closing price of the common stock of $5.36 on December 31, 2020.
(14)	Issued on January 3, 2017, these shares vest over a 46-month period and 2,797 shares vested through the final day of employment on December 31, 2020 per the separation agreement.
(15)	Issued on June 28, 2017, these shares vest over a 46-month period and 1,279 shares vested through the final day of employment on December 31, 2020 per the separation agreement.
(16)	Issued on January 8, 2018, these shares vest over a 46-month period and 3,176 shares vested through the final day of employment on December 31, 2020 per the separation agreement.
(17)	Issued on January 2, 2019, 25,490 shares vested immediately; 15,294 shares vested on January 2, 2020 and 5,088 shares vested through the final day of employment on December 31, 2020 per the separation agreement.
(18)	Issued on March 12, 2020, these shares vest over a 48-month period and 14,879 shares vested through the final day of employment on December 31, 2020 per the separation agreement.
(19)	Issued September 25, 2019, these shares vest over a 48-month period and will be fully vested in September 2023.
(20)	Issued March 12, 2020, these shares vest over a 48-month period and will be fully vested in March 2024.

The chart above does not include the grant on January 4, 2021 of (i) restricted stock awards for 288,100 issued to Mr. Wolf which vest 50% on grant date and the remaining 50% shall vest on the two year anniversary of the grant date and expire (10) years from the date of the grant, unless terminated earlier and (ii) options exercisable for 51,487 shares of common stock issued to Mr. Ostrander.

Employment Agreements

On December 18, 2009, we entered into an employment agreement with Jeffrey Wolf to serve as our Chief Executive Officer, which agreement was amended on November 22, 2011, and further amended on each of January 20, 2014, January 11, 2016, January 1, 2017 and January 2, 2020. Pursuant to the employment agreement in effect during 2020, Mr. Wolf received an annual base salary of $540,000 per year. He was also eligible to receive, at the sole discretion of the board, an additional cash performance-based bonuses equal to up to 50% of his then outstanding base salary at the end of each year and a discretionary equity award, with the actual amount of his bonus to be increased or decreased in the sole discretion of the Board of Directors. In addition, he was also eligible to receive certain options to purchase 2% of our fully diluted equity at an exercise price equal to the then current market price if our stock is traded on a nationally recognized exchange or Nasdaq and our market capitalization is at least $250 million for at least 5 business days, which milestone was achieved in July 2020.

On January 4, 2021, we entered into a new employment agreement with Jeffrey Wolf (the “Wolf Employment Agreement”) to continue to serve as our Chief Executive Office and President, which agreement replaces the employment agreement that we had entered into with Mr. Wolf on December 18, 2009, as amended on November 22, 2011, January 20, 2014, January 11, 2016, January 1, 2017, and January 2, 2020. Pursuant to the terms of the Wolf Employment Agreement, Mr. Wolf receives an annual base salary of $540,000 per year. He also may receive, at the sole discretion of the Board of Directors, an additional cash performance-based bonuses equal to up to 50% of his then outstanding base salary at the end of each year and a discretionary equity award, with the actual amount of his bonus to be increased in the sole discretion of the Board of Directors. In addition, he is to receive (i) an incentive cash bonus in an amount equal to 2% of the Transaction Consideration (as defined in the agreement) paid in connection with the consummation of a Change in Control (as defined in the agreement), provided that such Change in Control results in the stockholders of the Company receiving (or being entitled to receive, whether upon the consummation of the Change in Control or at a future date) transaction consideration worth at least 125% of the average closing trading price of the Company’s common stock during the 20 trading-day period immediately preceding the consummation of the Change in Control and (ii) an equity bonus in the form of additional stock options or restricted stock units or shares of restricted stock equal to 2% of the total fully-diluted equity of the Company if the market capitalization of the Company is equal to or exceeds a valuation of $500 million or more for fifteen (15) business days or longer. In addition, subject to certain condition, Mr. Wolf may also be entitled to receive equity in newly formed subsidiaries of the Company. If the Wolf Employment Agreement is terminated for death or disability (as defined in the Wolf Employment Agreement), he (or his estate in the event of death) will receive any unpaid base salary through the date of death or disability, any unpaid target bonus earned through date of termination and he shall be entitled to exercise any vested awards for the shorter of 24 months after termination and the remaining term of the award. If Mr. Wolf’s employment is terminated by us other than for Cause (as defined in the agreement) or by him for Good Reason (as defined in the Wolf Employment Agreement), he will receive a payment of an amount equal to one (1) times his annual base salary plus his annual target bonus amount for the year of termination assuming payment in full of the annual target bonus, accelerated vesting of all unvested equity awards, extension of the time period in which to exercise awards equal to the lesser of 24 months after termination or the remaining term of the award and payment of COBRA premiums for the earlier or twelve months, the date he becomes eligible for other group benefits or his rights to COBRA expire. In addition, in the event the Company terminates Mr. Wolf’s employment upon or at any time in connection with a Change of Control Transaction (as defined in the Wolf Employment Agreement), Mr. Wolf is entitled to a lump sum cash payment equal to 24 months of his current base pay, a cash payment equal to a pro-rated amount of his target annual target bonus for the year preceding termination, payment in full for COBRA for 12 months following termination and immediate vesting of the unvested portion of any outstanding equity awards and a period to exercise the awards equal to the lesser of 12 months after termination or the remaining term of the award. If within one year after the occurrence of a Change in Control, Mr. Wolf terminates his employment for Good Reason or the Company terminates his employment for any reason other than death, disability of cause Mr. Wolf is entitled to a lump sum cash payment equal to 24 months of his current base pay, a cash payment equal to his full target annual target bonus, payment in full for COBRA for 12 months following termination and immediate vesting of the unvested portion of any outstanding equity awards and a period to exercise the awards equal to the lesser of 24 months after termination or the remaining term of the award. Under the Wolf Employment Agreement, Mr. Wolf has also agreed to non-competition provisions.

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Effective September 24, 2019 we entered into an offer letter with Mr. Ostrander to serve as our Vice President of Finance and Secretary. Effective January 4, 2021, Mr. Ostrander, was promoted to Chief Financial Officer. In connection with Mr. Ostrander’s new role as our Chief Financial Officer, effective January 4, 2021, we entered into an amendment (the “Ostrander Amendment”) to the offer letter, dated September 23, 2019, which had been amended on January 1, 2020. Pursuant to the Ostrander Amendment, Mr. Ostrander’s base salary has been increased from $226,600 to $275,000 and his bonus target has been increased to 30% of his base salary. In addition, Mr. Ostrander was granted 51,487 incentive stock options to purchase shares of common stock that vests 25% on January 4, 2021 and 25% annually thereafter though 2023. Mr. Ostrander will also be eligible for other benefits consistent with those received by our other executives.

On January 2, 2017, we approved the entry for a four-year employment agreement, effective as of January 1, 2017, with Jeff T. Hutchins, Ph.D., which agreement was amended on June 29, 2017, January 1, 2018, January 1, 2019, and January 2, 2020 (collectively, the “Hutchins Employment Agreement”), who was initially appointed to serve as the Chief Scientific Officer and Senior Vice President of Pre-Clinical Development of the Company. Pursuant to the Hutchins Employment Agreement that was amended on June 29, 2017, Dr. Hutchins was appointed to serve as both Chief Scientific Officer and Chief Operating Officer. Pursuant to the Hutchins Employment Agreement, as amended, Dr. Hutchins was entitled to an annual base salary of $353,676 and was eligible for a cash performance bonus equal to approximately 30% of his then outstanding base salary at the end of each year in addition to an equity bonus in the sole discretion of Board, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board. On December 31, 2020, we entered into a separation agreement with Dr. Hutchins, which provided for a payment to Dr. Hutchins of $110,000. The separation agreement contains non-disparagement obligations, non-solicitation and a standard release of claims on the part of Dr. Hutchins Effective September 24, 2019, Mr. Ostrander became our Vice President of Finance and Secretary. Pursuant to our offer letter, as amended on January 2, 2020 and January 4, 2021, Mr. Ostrander is entitled to an annual base salary of $275,000 and is eligible to receive an annual bonus of up to 30% of his annual salary Mr. Ostrander will also be eligible for other benefits consistent with those received by our other executives.

On April 5, 2016, we entered into a four-year employment agreement with Ann Rosar to serve as our Chief Financial Officer, Controller and Corporate Secretary, which agreement was amended on January 1, 2017, June 29, 2017 and January 1, 2018 (collectively, the “Rosar Employment Agreement”). Pursuant to the Rosar Employment Agreement, as amended, Ms. Rosar received an annual base salary of $266,500 and was eligible for a discretionary performance bonus.

Ms. Rosar resigned as our Chief Financial Officer and on March 7, 2019, we entered into an agreement pursuant to which, among other things, she was retained as our consultant, effective as of April 30, 2019 through December 31, 2019. In consideration of her continued services as a consultant, Ms. Rosar was paid her current monthly employee compensation for services performed for the month of April, an hourly rate thereafter for providing consulting services, will receive payment for unused paid time off and all vested options at the expiration of her provision of services will terminate five years from the date of grant (subject to her execution of a general release).

From April 1, 2019 until September 20, 2019, Robert J. Jakobs, served as our Chief Financial Officer and Secretary. Mr. Jakobs joined our company on March 4, 2019 as Controller. Pursuant to our offer letter with Mr. Jakobs, Mr. Jakobs was entitled to an annual base salary of $220,000 and was eligible to receive an annual bonus of up to 20% of his annual salary. In addition, Mr. Jakobs was granted 75,000 incentive stock options to purchase shares of common stock vesting pro rata over four (4) years. Mr. Jakobs was also eligible for other benefits consistent with those received by our other executives. On September 20, 2019, we entered into a separation agreement with Mr. Jakobs providing for, among other things, termination of Mr. Jakobs’ employment as the Company’s Chief Financial Officer and a severance benefit equal to one months’ payment.

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OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of August 1, 2021, or as otherwise set forth below, with respect to the beneficial ownership of our common stock (i) all persons know to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and our executive officers named in the Summary Compensation Table, and (iii) all of our directors and our current executive officer as a group. As of July 21, 2021, we had 25,397,376 shares of common stock outstanding.

Unless otherwise indicated the mailing address of each of the stockholders below is c/o Heat Biologics, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

				Total
				Number of
			Shares	Shares
	Common		subject to	Beneficially	Percentage
Name of Beneficial Owner	Stock		Options (1)	Owned	Ownership
Executive Officers & Directors
Jeffrey Wolf (Chairman of the Board of Directors, Chief Executive Officer and President) (2)	847,740	(3)	603,902	1,451,642	5.6%
William L. Ostrander (Vice President of Finance and Secretary)	1,597		28,321	29,918	*
Jeff T. Hutchins (Former Chief Scientific Officer and Former Chief Operating Officer)	—		—	—	*
John K. A. Prendergast, Ph.D. (Director)	238,272	(4)	5,864	244,136	*
John Monahan, Ph.D. (Director)	73		104,799	104,872	*
Edward B. Smith, III (Director)	143		104,799	104,942	*

All Executive Officers and Directors, as a group (6 persons)	1,087,825		847,685	1,935,510	7.4%

* less than 1%

(1)	Represents shares subject to options that are currently vested and options that will vest and become exercisable within 60 days of August 1, 2021.
(2)	Includes 11,025 shares of common stock held by Orion Holdings V, LLC and 10,231 shares of common stock held by Seed-One Holdings VI, LLC, entities for which Mr. Wolf serves as the managing member. Mr. Wolf is deemed to beneficially own the shares held by such entities as in his role as the managing member he has the control over the voting and disposition of any shares held by these entities. Does not include 3,781 shares of common stock beneficially owned by Mr. Wolf’s children’s trust of which Mr. Wolf is not the trustee. Mr. Wolf disclaims beneficial ownership of these shares except to the extent of any pecuniary interest (as defined in Rule 16a – 1(a)(2) promulgated under the Exchange Act) that he may have in such entities. In addition, if our company is traded on a recognized national exchange or Nasdaq while Mr. Wolf is employed by us and the market capitalization of our company is equal to or in excess of $500 million for at least fifteen consecutive trading days, then Mr. Wolf will be entitled to receive an additional stock option equal to 2% of the then outstanding shares of our common stock, at an exercise price equal to the then current market price as determined in good faith by the board.
(3)	Includes 305,498 unvested shares received pursuant to restricted stock awards granted in January 2018, January 2019, December 2019, January 2020, and January 2021 that are subject to forfeiture.
(4)	Includes 37,143 unvested shares received pursuant to restricted stock awards granted in January 2019 and January 2020 that are subject to forfeiture.

NO DISSENTERS’ RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by of Nasdaq Rule 4350(h). For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

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Since January 1, 2019 there have been no transactions to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest other than compensation arrangements which are described under the sections of this proxy statement entitled 2020 Director Compensation and Executive Compensation as well as the terms of our consulting arrangement with Ann Rosar, and payments to certain of our directors and officers who are stockholders of Pelican Therapeutics for milestone payments as described in Note 4 to the audited financial statements included in Heat’s 2020 Annual Report on Form 10-K for the year ended December 31, 2020.

Indemnification Agreements

Our third amended and restated certificate of incorporation contains provisions limiting the liability of directors and our amended and restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. In addition, we have entered and expect to continue to enter into agreements to indemnify our directors.

Independence of the Board of Directors

The Board of Directors undertook a review of the independence of the members of the Board of Directors and considered whether any director has a material relationship with our company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors, except Mr. Wolf, due to his position as President and Chief Executive Officer of our company, is “independent” as that term is defined under the rules of Nasdaq. As a result, Dr. Monahan, Dr. Prendergast and Mr. Smith are deemed to be “independent” as that term is defined under the rules of Nasdaq.

OTHER MATTERS

As of the date of this proxy statement, the Company’s Board of Directors knows of no other matters to be presented for stockholder action at the 2021 Annual Meeting. However, other matters may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2021 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Heat will be voted in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT/FORM 10-K

Heat’s 2020 Annual Report on Form 10-K for the year ended December 31, 2020 to its stockholders is being mailed to certain stockholders concurrently with this proxy statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to Heat Biologics, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.heatbio.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Heat stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Heat Biologics, Inc., Attention: Corporate Secretary, 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560 or by calling us at (919) 240-7133. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

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STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

Stockholders who intend to present proposals at the 2022 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than April 5, 2022. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2022 proxy materials.

The Company’s Bylaws provide that the nomination of persons for election to the Board and the proposal of business to be considered by stockholders may be made at the annual meeting as set out in the Company’s notice of such meeting, by or at the direction of the Board or by any stockholder of the Company who is entitled to vote at the meeting on such nomination or other proposal, and who, in the case of a holder of common stock, complies with certain notice procedures. Any holder of common stock proposing to nominate an individual for election to the Board or proposing business to be considered by the Company’s stockholders at an annual meeting must give written notice and certain information to the Corporate Secretary of the Company generally not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting (however, if we hold the 2022 Annual Meeting of Stockholders on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice no earlier than 120 days prior to such annual meeting and no later than 90 days prior to such annual meeting or 10 days after the day on which public announcement of the date of such meeting is first made by us we announce it publicly). As a result, stockholders who intend to present proposals at the 2022 Annual Meeting of Stockholders under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on May 18, 2022, and no later than the close of business on June 17, 2022.

All proposals should be addressed to the Corporate Secretary, Heat Biologics, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560.

By order of the Board of Directors,

Jeffrey Wolf
Chairman, Chief Executive Officer and President

Durham, North Carolina

August 3, 2021

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 EXHIBIT A

HEAT BIOLOGICS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

1.       Purpose. The purpose of the Heat Biologics, Inc. 2021 Employee Stock Purchase Plan (the “Plan”) is to promote the interests of Heat Biologics, Inc., a Delaware corporation (the “Company”) and its stockholders by providing employees of the Company and its domestic Subsidiaries with an opportunity to purchase Common Stock of the Company. By encouraging stock ownership, the Company seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of the Company. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.

2.       Definitions. For purposes of the Plan, the following capitalized terms shall have the following meanings:

2.1       “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted.

2.2       “Board of Directors” or “Board” means the Board of Directors of the Company.

2.3       “Code” means the Internal Revenue Code of 1986, as amended.

2.4       “Committee” means a committee of one or more members to be selected by the Board. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused. If the Board does not designate a Committee, the Compensation Committee of the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee under the Plan.

2.5       “Common Stock” means the common stock, $.0002 par value, of the Company.

2.6       “Company” means Heat Biologics, Inc., and successor thereof.

2.7       “Compensation” means base salary, wages, annual bonuses and commissions paid to a Participant by the Company or a Participating Subsidiary through the Employer’s regular payroll system as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Participant to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards. Notwithstanding the foregoing, the Committee shall have authority to exclude such other forms of compensation or remuneration as it deems appropriate.

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2.8       “Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

2.9       “Designated Broker” means a financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

2.10       “Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19 hereof.

2.11       “Eligible Employee” means any Employee; provided, however, the Committee may, in its discretion, from time to time, prior to an Offering Period for all options to be granted during such Offering Period, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (ii) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Committee in its discretion), (iii) customarily works not more than 5 months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, provided the exclusion is applied with respect to an Offering Period in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering Period. Each exclusion shall be applied with respect to an Offering Period in a manner complying with Treasury Regulation Section 1.423-2(e)(2)(ii).

2.12       “Employee” means, with respect to each Offering Period, any individual who is an employee of an Employer on the Grant Date of such Offering Period, other than any Employee who is not on a U.S. payroll of the Employer as of such Grant Date.For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Employer that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual's right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated for purposes of the Plan on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

2.13       “Employer” means the Company and each Participating Subsidiary.

2.14       “Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

2.15       “ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

2

2.16       “Exercise Date” means the last Trading Day of each Offering Period.

2.17        “Exercise Notice” means a notice, having such terms and conditions as the Committee deems appropriate, pursuant to which a Participant may exercise an Option for a given Offering Period.

2.18       “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

2.18.1       If the principal market for the Common Stock is an established stock exchange or national market system (an “Exchange”), then the “Fair Market Value” as of that date shall be the mean between the lowest and highest sale prices of the Common Stock on that date reported by such Exchange, or if the Exchange is not open for trading on such date, on the nearest preceding date on which the Exchange is open for trading.

2.18.2       If the principal market for the Common Stock is not an Exchange, but the Common Stock is traded on an over-the-counter, bulletin board or comparable service, then the “Fair Market Value” as of that date shall be the average between the highest bid and lowest asked prices for the Common Stock on such day as reported by such service, or if there were no trades on such date, then on the nearest preceding date on which trades occurred.

2.18.3       If Sections 2.18.1 and 2.18.2 above are inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee.

2.19       “Grant Date” means the first day of an Offering Period.

2.20       “Offering Periods” means the periods during which an Option may be exercised pursuant to the Plan, as determined by the Committee in its sole discretion. The duration and timing of each Offering Period need not be the same; provided, however, that no Offering Period shall be longer than the maximum period permitted under Section 423(b)(7) of the Code.

2.21       “Option” means an Option to purchase shares of Common Stock under the Plan, as set forth in Section 6 of the Plan.

2.22       “Participating Subsidiary” means a U.S. domestic Subsidiary that has been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion

2.23       “Plan” means this Heat Biologics, Inc. 2021 Employee Stock Purchase Plan.

2.24       “Purchase Price” meansan amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Grant Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Exercise Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

2.25        “Subsidiary” or “Subsidiaries” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3

2.26       “Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.       Eligibility.

3.1       Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

3.2       Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of the Company and/or hold outstanding Options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

4.       Offering Periods. The Plan shall be implemented by a series of Offering Periods, commencing on or about January 1 and July 1 of each year (or such other times as determined by the Committee); provided that the first Offering Period shall commence on the first day of the month following shareholder approval of the Plan or the first day of any month thereafter as determined by the Committee. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

5.       Participation.

5.1       Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay in an amount equal to at least 1%, but not more than 10%, of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Grant Date and end on the last payroll date on or before the Exercise Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

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5.2       Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period once (or as many additional times as the Committee may permit). To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at such time(s) before the Exercise Date as the Committee designates. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at such time before the Offering Period as the Committee designates.

5.3       Automatic Re-enrollment. Unless otherwise determined by the Committee, a Participant’s deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 5.1, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

6.       Grant of Option. On each Grant Date, each Participant in the applicable Offering Period shall be granted an Option to purchase, on the Exercise Date, a number of shares of Common Stock determined by dividing the Participant's accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 5,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 13 and the limitations set forth in Section 11 of the Plan).

7.       Exercise of Option/Purchase of Shares. A Participant’s Option to purchase shares of Common Stock will be exercised automatically on the Exercise Date of each Offering Period. The Participant's accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with such accumulated payroll deductions. No fractional shares may be purchased. Any payroll deductions that are not used to purchase a share of Common Stock on the Exercise Date shall be applied to the following Offering Period unless the Participant declines to participate or is ineligible to participate in such next Offering Period, in which case the excess payroll deductions will be returned to the Participant.

8.       Delivery of Shares. As promptly as practicable after the Exercise Date on which a purchase of shares of Common Stock occurs, the Company shall deliver to each Participant the shares of Common Stock purchased upon exercise of his or her Option or provide the Participant with evidence of book entry shares of Common Stock. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any Option granted hereunder until such shares have been delivered pursuant to this Section 8.

9.       Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty days before the Exercise Date (or such other period of time before the Exercise Date designated by the Committee), the Participant will be deemed to have withdrawn from the Plan and the payroll deductions accumulated from the Participant (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant's death, to the person(s) entitled to such amounts under Section 23, and the Participant’s Option shall be automatically terminated.

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10.       Withdrawal. A Participant may withdraw from an Offering Period by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen days before the Purchase Date (or within such other time period as the Committee may designate). The accumulated payroll deductions held on behalf of a Participant (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant's Enrollment Form indicating his or her election to withdraw and the Participant’s Option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 5 of the Plan. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11.       Stock.

11.1       Number Reserved. Subject to adjustment upon changes in capitalization of the Company as provided in Section 13 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 500,000 shares. Shares of Common Stock issued under the Plan may be authorized but unissued shares, shares held in the Company’s treasury and/or shares acquired on the open market.

11.2       Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase with respect to an Offering Period under the Plan may be reduced if the Offering Period is over-subscribed. No Option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering Period would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

12.       Administration.

12.1       The Committee shall administer the Plan. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any related documents or instrument. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

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12.2       Neither the Board nor any Committee member, nor any person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

13.       Adjustments Upon Changes in Capitalization, If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 11 hereof, (ii) the number and kind of shares of Common Stock subject to then outstanding Options, (iii) the price for each share of Common Stock subject to then outstanding Options, and (iv) any other terms of an Option or the Plan that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Option. Notwithstanding the foregoing, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

14.       Corporate Transaction. In the event of a Corporate Transaction, each outstanding Option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the Option relates will be shortened by setting a new Exercise Date on which the Offering Period will end. The new Exercise Date will occur before the date of the Corporate Transaction. Prior to the new Exercise Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Exercise Date and that the Participant’s Option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering Period in accordance with Section 10.

15.       Amendment or Termination. The Board or the Committee may at any time and for any reason terminate or amend the Plan. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Exercise Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 13). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable. An Offering Period may be terminated, suspended or shortened by the Board or the Committee at any time in its sole discretion. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

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16.       Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Law. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

17.       Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

18.       Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant's notional account.

19.       Term of Plan. The Plan shall become effective upon the Effective Date and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 hereof.

20.       Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

21.       No Employment Rights. The Plan does not, directly or indirectly, create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s or any Subsidiary’s right to terminate, or otherwise modify, an employee’s employment at any time.

22.       No Effect Upon Benefits. Neither the grant nor the exercise of any Option hereunder will affect the benefits under any benefit plan of an Employer, and no amount or benefit granted or received hereunder shall be considered compensation for any purposes of any other benefit plan or program of an Employer.

23.        Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock from the Participant's ESPP Share Account in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions, including any cash held on behalf of the Participant in respect of any fractional shares of Common Stock, in the event of the Participant’s death prior to the Exercise Date of an Offering Period.

24.       Trading Policy Restrictions. Option exercises under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company.

25.       Notices. All notices or other communications by an Employee to the Company, the Committee or their respective delegates under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee or by the person, designated by the Committee for the receipt thereof. The Committee may provide for the use of electronic, internet or other non-paper means of providing any agreements, notices or other communications under the Plan.

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26.       Withholding.

26.1       To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

26.2       If shares of Common Stock acquired by exercise of an Option are disposed of within two years following the Grant Date or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

27.       Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423. This Section 27 shall take precedence over all other provisions in the Plan.

28.       Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

29.       Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

30.       Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an Option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by a Participant.Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

31.       Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

32.       Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

33.       Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

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This Employee Stock Purchase Plan was approved and adopted by the Board of Directors on the 2nd day of August, 2021.

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 EXHIBIT B

HEAT BIOLOGICS, INC.

2021 SUBSIDIARIES STOCK INCENTIVE PLAN

1.        Establishment and Purpose.

The purpose of the Heat Biologics, Inc. 2021 Subsidiaries Stock Incentive Plan (the “Plan”) is to promote the interests of Heat Biologics, Inc. (the “Company”) and the stockholders of the Company by providing equity interests in one or more of the Company’s Participating Subsidiaries (as defined below) to directors, officers, employees and consultants of such a Participating Subsidiary, including officers and employees of the Company who are also employees and/or officers of such a Participating Subsidiary, in order to encourage them to enter into and continue in the employ or service of the Company and/or its Participating Subsidiaries, to acquire a proprietary interest in the long-term success of the Company and/or its Participating Subsidiaries and to reward the performance of individuals in fulfilling long-term corporate objectives.

2.        Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, and subject to approval of the applicable Subsidiary Committee as set forth below, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted; to determine the number of shares of stock of a Participating Subsidiary to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the financial statements of the Company or a Participating Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, subject to and not inconsistent with the express terms and provisions of the Plan and subject to approval of the applicable Subsidiary Committee as set forth below, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Restricted Stock Unit or other Award or otherwise adjust any of the terms applicable to any such Award.

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Except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to one or more officers of the Company; provided, however, that any such action shall be subject to approval of the applicable Subsidiary Committee as set forth below.

Subject to Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

Notwithstanding anything contained herein to the contrary, no action or decision by the Committee or the Board under the Plan (or any delegate thereof) shall be effective with respect to a Participating Subsidiary (and the Participants employed or retained by such Participating Subsidiary) unless the Subsidiary Committee of such Participating Subsidiary approves such action or decision. For the avoidance of doubt, while some provisions of the Plan refer expressly to such Subsidiary Committee approval, such Subsidiary Committee approval shall be required even if not expressly stated.

All decisions, determinations and interpretations of the Committee, the Board of Directors or a Subsidiary Committee shall be final and binding on all persons with any interest in an Award, including the Company, Participating Subsidiaries and Participants (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee, the Board of Directors or a Subsidiary Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

3.        Definitions. For purposes of the Plan, the following terms shall be defined as set forth below.

(a)        “Award” shall mean any Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Bonus Award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(b)        “Award Agreement” shall mean the written agreement between the Company and/or a Participating Subsidiary and a Participant evidencing an Award.

(c)        “Board of Directors” shall mean the Board of Directors of the Company.

(d)        “Cause” shall mean a termination of a Participant’s employment by the Company or any of its Subsidiaries due to (i) the continued failure, after written notice, by such Participant substantially to perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, the disclosure of material secret or confidential information of the Company or any of its Subsidiaries or (iii) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.

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(e)        A “Change in Control” shall be deemed to have occurred if a Change in Control (as defined in the Heat Biologics, Inc. 2018 Stock Incentive Plan) occurs with respect to the Company or if an event set forth in any one of the following paragraphs occurs (provided that the following events shall be treated as a Change in Control solely with respect to Awards relating to Participating Subsidiary Stock of the Participating Subsidiary that is the subject of such event):

(i)        any Person (other than the Company or a Subsidiary) is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the Participating Subsidiary’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (ii) below or any Person who is an employee, officer, director or service provider of or to the Company and/or any of its Subsidiaries; or

(ii)        there is consummated a merger or consolidation of the Participating Subsidiary with any other corporation (other than the Company or a Subsidiary) other than (A) a merger or consolidation which would result in the voting securities of the Participating Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Participating Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Participating Subsidiary (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the combined voting power of the Participating Subsidiary’s then outstanding securities; or

(iii)        the stockholders of the Participating Subsidiary approve a plan of complete liquidation or dissolution of the Participating Subsidiary or there is consummated an agreement for the sale or disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets, other than a sale or disposition by the Participating Subsidiary of all or substantially all of the Subsidiary’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Participating Subsidiary immediately prior to such sale.

(f)        “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(g)        “Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is a “nonemployee director” within the meaning of Rule 16b-3.

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(h)        “Company” shall mean Heat Biologics, Inc., a Delaware corporation.

(i)        “Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability, regardless of whether a Participant is covered by such plan or policy.

(j)        “Effective Date” shall mean August 2, 2021, the date on which this Plan was adopted by the Board of Directors, and shall be effective with respect to a Participating Subsidiary on the date that the board of directors of such Participating Subsidiary adopts this Plan.

(k)        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(l)        The “Fair Market Value” of a share of Participating Subsidiary Stock, as of a date of determination, shall mean (1) the closing sales price per share of Participating Subsidiary Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Participating Subsidiary Stock are not listed or admitted to trading on any such exchange, the closing price as reported by an over-the-counter market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Participating Subsidiary Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith based upon the reasonable application of a reasonable valuation method. In no event shall the fair market value of any share of Participating Subsidiary Stock, the Option exercise price of any Option, the appreciation base per share of Participating Subsidiary Stock under any Stock Appreciation Right, or the amount payable per share of Participating Subsidiary Stock under any other Award, be less than the par value per share of the applicable Participating Subsidiary Stock.

(m)        “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(n)        “Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(o)        “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(p)        “Option” shall mean an option to purchase shares of Participating Subsidiary Stock granted pursuant to Section 6(b).

(q)        “Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(h) hereof other than an Other Stock-Based Award.

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(r)        “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Participating Subsidiary Stock pursuant to Section 6(h) hereof, including but not limited to (i) unrestricted Participating Subsidiary Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Participating Subsidiary Stock from the Company or a Participating Subsidiary containing terms and conditions prescribed by the Committee.

(s)        “Participant” shall mean an employee, consultant or director of a Participating Subsidiary, including an employee, consultant or director of the Company who is also an employee, consultant or director of a Participating Subsidiary, to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(t)        “Participating Subsidiary” shall mean a Subsidiary that has adopted this Plan by resolution of its board of directors.

(u)        “Participating Subsidiary Stock” shall mean the common stock of a Participating Subsidiary with respect to which an Award is granted.

(v)        “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(w)        “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company or a Subsidiary, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(x)        “Restricted Stock” shall mean a share of Participating Subsidiary Stock which is granted pursuant to the terms of Section 6(e) hereof. A “Restricted Stock Award” shall refer to an Award of Restricted Stock.

(y)        “Restricted Stock Unit” shall mean a restricted stock unit of a Participating Subsidiary that is granted pursuant to the terms of Section 6(g) hereof. A “Restricted Stock Unit Award” shall refer to an Award of Restricted Stock Units.

(z)        “Retirement” shall mean, in the case of employees, the termination of employment with the Company and its Subsidiaries (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company and/or its Subsidiaries, or (ii) age 60 with five years of service with the Company and/or its Subsidiaries. “Retirement” shall mean, in the case of directors, the termination of service with the Company and its Subsidiaries (other than for Cause) during or after the calendar year in which a Participant has or will reach age 75 with five years of service with the Company and/or its Subsidiaries.

(aa) “Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

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(bb) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(cc) “Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Participating Subsidiary Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Participating Subsidiary Stock, as specified in the Award or determined by the Committee.

(dd) “Stock Bonus” shall mean a bonus payable in shares of Participating Subsidiary Stock granted pursuant to Section 6(e) hereof. A “Stock Bonus Award” shall refer to a Stock Bonus.

(ee) “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code, with respect to the Company, whether in existence on the Effective Date or thereafter established.

(ff) “Subsidiary Committee” shall mean the board of directors of each Participating Subsidiary or, at the discretion of the board of directors of each Participating Subsidiary, a committee of such board of directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the board of directors, is a “nonemployee director” within the meaning of Rule 16b-3.

4.        Stock Subject to the Plan.

(a)        Shares Available for Awards. Ten percent (10%) of the total outstanding shares of common stock of each Participating Subsidiary as of the effective date of such Participating Subsidiary’s adoption of the Plan shall be reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options). Shares of Participating Subsidiary Stock issued under the Plan may be authorized but unissued shares of Participating Subsidiary Stock and/or authorized and issued Participating Subsidiary Stock held in the Participating Subsidiary’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)        Adjustment for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Participating Subsidiary Stock, or other property), recapitalization, Participating Subsidiary Stock split, reverse Participating Subsidiary Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event has occurred, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Participating Subsidiary Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Participating Subsidiary Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, and/or (3) the exercise price, grant price or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

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(c)        Reuse of Shares. Except as set forth below, if any shares of Participating Subsidiary Stock subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of Participating Subsidiary Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Participating Subsidiary Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of Participating Subsidiary Stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company or a Participating Subsidiary to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5.        Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees, officers, directors and consultants of one or more Participating Subsidiaries, including employees, officers and directors of the Company that are also employees or officers of one or more Participating Subsidiaries; provided, that Incentive Stock Options with respect to a Participating Subsidiary shall be granted only to employees (including officers and directors who are also employees) of such Participating Subsidiary.

6.        Awards Under the Plan.

(a)        Award Agreement. The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan and approval of the applicable Subsidiary Committee. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by such Award Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Award Agreement must be signed, acknowledged and returned by the Participant to the Committee or its delegate. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Award Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Award Agreement.

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(b)        Stock Options.

(i)        The Committee may grant Options under the Plan to purchase shares of Participating Subsidiary Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of a share of Participating Subsidiary Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii)        Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Participating Subsidiary Stock to which the Option (and/or each type of Option) relates.

(c)        Special Requirements for Incentive Stock Options.

(i)         To the extent that the aggregate Fair Market Value of shares of Participating Subsidiary Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)        No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Participating Subsidiary to which such Incentive Stock Option relates unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Participating Subsidiary Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d)        Stock Appreciation Rights.

(i)        The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right by exercise thereof to surrender to the Company or the applicable Participating Subsidiary for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Participating Subsidiary Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Participating Subsidiary Stock subject to the related Option shall be reduced by the number of shares of Participating Subsidiary Stock in respect of which such Stock Appreciation Right shall have been exercised.

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(ii)        The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right to surrender to the Company or the applicable Participating Subsidiary for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate appreciation base of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii)        The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(e)        Restricted Stock and Stock Bonus.

(i)        The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Participating Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii)        Each Award Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iii)        The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, or that such certificate or certificates shall be held in escrow by the Company or the applicable Participating Subsidiary on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Award Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

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(iv)        If and to the extent that the applicable Award Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Award Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

(v)        The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Award Agreement.

(f)        Performance Awards. The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Participating Subsidiary Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan and the applicable Award Agreement. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award.

(g)        Restricted Stock Units.

(i)        A Restricted Stock Unit represents the right to receive on the respective scheduled vesting or payment date for such Restricted Stock Unit, one share of Participating Subsidiary Stock. An Award of Restricted Stock Units may be subject to the attainment of specified performance goals or targets, forfeiture provisions and such other terms and conditions as the Committee may determine, subject to the provisions of this Plan. At the time an Award of Restricted Stock Units is made, the Committee shall establish a period of time during which the Restricted Stock Units shall vest and the timing for settlement of the Restricted Stock Units, which shall be set forth in the applicable Award Agreement.

(ii)        Subject to the terms and conditions of this Plan and the applicable Restricted Stock Unit Award Agreement, as well as any procedures established by the Committee, prior to the expiration of the applicable vesting period applicable to a Restricted Stock Unit Award, the Committee may determine to pay dividend equivalent rights with respect to Restricted Stock Units, in which case, the Committee shall establish an account for the Participant to reflect any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Participating Subsidiary Stock underlying each Restricted Stock Unit. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the Restricted Stock Unit to which it relates. The Participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject Restricted Stock Unit.

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(iii)        Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Restricted Stock Unit Award Agreement, each Participant receiving Restricted Stock Units shall have no rights as a stockholder with respect to such Restricted Stock Units until such time as shares of Participating Subsidiary Stock are issued to the Participant. No shares of Participating Subsidiary Stock shall be issued at the time a Restricted Stock Unit is granted, and neither the Company nor a Participating Subsidiary will be required to set aside a fund for the payment of any such Award. Except as otherwise provided in the applicable Award Agreement, shares of Participating Subsidiary Stock issuable under an Restricted Stock Unit shall be treated as issued on the first date that the holder of the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Participating Subsidiary Stock on such date. An award agreement may provide that issuance of shares of Participating Subsidiary Stock under a Restricted Stock Unit may be deferred beyond the first date that the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

(h)        Other Stock-Based Awards; Other Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, such Awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award.

(i)        Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i)        Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Award Agreement with respect to a Restricted Stock Award, Restricted Stock Unit Award , Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii)        Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Subsidiary Stock underlying any other Award under the Plan may vest or become deliverable more than ten years after the date of grant (the “Stated Expiration Date”).

(iii)        Except as provided in Section 7 hereof or the following clause (iv), no Option or Stock Appreciation Right may be exercised and no shares of Participating Subsidiary Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are nonemployee directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

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(iv)        If permitted by an Award Agreement or the Committee, an outstanding Option, to the extent it is not yet exercisable, may be exercised subject to the Participant’s payment of the applicable exercise price in the manner permitted under Section 6(j) and the Participant’s execution of a restricted stock purchase agreement having such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. Unless the Committee determines otherwise, the restricted stock purchase agreement shall, among other things, grant the Company and/or any of its Subsidiaries a right to repurchase the shares of Participating Subsidiary Stock acquired by the Participant as a result of exercise of the Option upon the Participant’s separation from service with the Company and its Subsidiaries for any reason (including death or Disability). Unless otherwise determined by the Committee, the purchase price for the unvested shares of Participating Subsidiary Stock repurchased by the Company or its Subsidiaries pursuant to the restricted stock purchase agreement shall be the lesser of (i) original purchase price paid for the shares by the Participant, and (ii) the Fair Market Value of the shares of Participating Subsidiary Stock as of the date of the repurchase. During the period of the restrictions set forth in the restricted stock purchase agreement, the shares of Participating Subsidiary Stock acquired by the Participant upon exercise of the Option shall be treated as shares of Restricted Stock under the Plan.

(v)        An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Committee or its delegate, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(j) hereof.

(vi)        Unless the applicable Award Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Committee or its delegate.

(j)        Payment of Award Price.

(i)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii)        Payment of the Option exercise price and of any other payment required by the Award Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the applicable Participating Subsidiary (or the equivalent thereof acceptable to the Committee), (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (c) unless otherwise provided in the applicable Agreement, and as permitted by the Committee, by delivery of previously-acquired shares of Subsidiary Stock or Company common stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (d) unless otherwise provided in applicable Award Agreement, and as permitted by the Committee, on a net-settlement basis with the applicable Participating Subsidiary withholding the amount of Participating Subsidiary Stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Award Agreement so provides or the Committee permits, by delivery to the applicable Participating Subsidiary of an assignment of a sufficient amount of the proceeds from the sale of Participating Subsidiary Stock to be acquired pursuant to the Award to pay for all of the Participating Subsidiary Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the applicable Participating Subsidiary and to effect such sale at the time of exercise or other delivery of shares of Participating Subsidiary Stock.

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7.        Termination of Employment.

(a)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or a Subsidiary for Cause, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of employment or service, may be given, for a period of thirty (30) days from and including the date of termination of employment or service (and shall thereafter terminate). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant terminates employment due to Retirement with the consent of the Company or applicable Subsidiary, or the Participant’s employment or service terminates due to Disability, all outstanding Options, Stock Appreciation Rights and all other outstanding Awards granted to such Participant shall continue to vest in accordance with the terms of the applicable Award Agreements. The Participant shall be entitled to exercise each such Option or Stock Appreciation Right and to make any payment, give any notice or to satisfy other condition under each such other Award, in each case, for a period of one year from and including the later of (i) date such entire Award becomes vested or exercisable in accordance with the terms of such Award and (ii) the date of Retirement, and thereafter such Awards or parts thereof shall be canceled. Notwithstanding the foregoing, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award or other Award, or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) for purposes of the Plan, whether any termination of employment or service is a voluntary Retirement with the Company’s or applicable Subsidiary’s consent or is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

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(d)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service terminates by reason of death, or if the Participant’s employment or service terminates under circumstances providing for continued rights under subsection (b), (c) or (e) of this Section 7 and during the period of continued rights described in subsection (b), (c) or (e) the Participant dies, all outstanding Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and other Awards granted to such Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled.

(e)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of one year from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

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(f)        Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Participating Subsidiary Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.        Effect of Change in Control.

Unless otherwise set forth in an Award Agreement, in the event of a Change in Control:

(a)        With respect to each outstanding Award that is continued, assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service by the Company and its Subsidiaries without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b)        With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)        For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award provides the right to receive Participating Subsidiary Stock of the applicable Participating Subsidiary to which the Change in Control applies, the Award instead confers the right to receive common stock of the acquiring entity.

(d)        Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board of Directors or Committee may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control with respect to a Participating Subsidiary, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share of Participating Subsidiary Stock in the Change in Control over the exercise or purchase price (if any) per share subject to the Award multiplied by (y) the number of shares of Participating Subsidiary Stock granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Participating Subsidiary under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

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9.        Miscellaneous.

(a)        Awards Agreements under the Plan shall contain such terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company and/or its Subsidiaries. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options or Stock Appreciation Rights if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company and/or its Subsidiaries, or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company and/or its Subsidiaries.

(b)        Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Participating Subsidiary Stock acquired pursuant to the Plan.

10.        No Special Employment Rights, No Right to Award.

(a)        Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company and/or its Subsidiaries or interfere in any way with the right of the Company and/or its Subsidiaries, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b)        No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.        Securities Matters.

(a)        The Company and its Subsidiaries shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Participating Subsidiary Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, neither the Company nor its Subsidiaries shall be obligated to cause to be issued or delivered any certificates evidencing shares of Participating Subsidiary Stock pursuant to the Plan unless and until the Company is advised by counsel to the Company that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Participating Subsidiary Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Participating Subsidiary Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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(b)        The transfer of any shares of Participating Subsidiary Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Participating Subsidiary Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Participating Subsidiary Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.        Withholding Taxes.

(a)        Whenever cash is to be paid pursuant to an Award, the Company and/or its Subsidiaries shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b)        Whenever shares of Participating Subsidiary Stock are to be delivered pursuant to an Award, the Company and/or its Subsidiaries shall have the right to require the Participant to remit to the Company and/or its Subsidiaries in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company and/or its Subsidiaries withhold from delivery shares of Participating Subsidiary Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.        Non-Competition and Confidentiality; Shareholder and Voting Rights Agreement.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority, and to any agreement required by the Committee or any officer or director to whom the Committee elects to delegate such authority that includes terms and conditions that provide the Company and/or one or more Subsidiaries with (i) a right of first refusal or impose other restrictions with respect to the transfer of Participating Subsidiary Stock, (ii) a voting agreement with respect to Participating Subsidiary Stock, (iii) “drag-along” rights in favor of the Company and/or any of its Subsidiaries, (iv) “market standoff” or “lock-up” conditions, (v) repurchase rights, and/or (vi) such other terms and conditions as the Committee (or any officer or director to whom the Committee elects to delegate such authority) may require, if any.

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14.        Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Participating Subsidiary Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company and/or its Subsidiaries of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.        Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying any section of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.        Transfers Upon Death; Nonassignability.

(a)        A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company and/or its Subsidiaries unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b)        During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the Chairman of the Committee, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

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17.        Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date; provided that the Plan shall be effective with respect to a Participating Subsidiary on the date that the board of directors of such Participating Subsidiary adopts this Plan. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date, which is August 2, 2031. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.        Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.        Participant Rights.

(a)        No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Participating Subsidiary Stock certificate to him or her for such shares.

(b)        Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.        Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company and/or its Subsidiaries.

21.        No Fractional Shares.

No fractional shares of Participating Subsidiary Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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22.        Interpretation.

The Plan is designed and intended to the extent applicable, to comply with the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company and/or its Subsidiaries will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

********

This Plan was approved and adopted by the Board of Directors on the 2nd day of August, 2021.

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HEAT BIOLOGICS, INC. 627 DAVIS DRIVE, SUITE 400 MORRISVILLE, NORTH CAROLINA 27560

SUBMIT PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 14, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

SUBMIT BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 14, 2021. Have your proxy card in hand when you call and then follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ¨	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:						number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐

Nominees:

	01 Jeffrey Wolf	02 John Monahan, Ph.D.		03 Edward B. Smith, III		04 John K.A. Prendergast, Ph.D.

The Board of Directors recommends you vote FOR the proposals 2 and 3.
						For	Against	Abstain
2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2021.					☐	☐	☐
						For	Against	Abstain
3.	To approve the Company’s 2021 Employee Stock Purchase Plan.					☐	☐	☐
						For	Against	Abstain
4.	To approve the Company’s 2021 Subsidiaries Stock Incentive Plan.					☐	☐	☐
NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Form 10-K are available at www.proxyvote.com
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HEAT BIOLOGICS, INC. 2021 Annual Meeting of Stockholders September 15, 2021 10:00 A.M. Eastern Time This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Jeffrey Wolf and William Ostrander, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of HEAT BIOLOGICS, INC. that the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on September 15, 2021, at the offices of the Company, 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side